MEEDER ADVISOR FUNDS


                2000 ANNUAL REPORT


                TACTICAL ASSET ALLOCATION FUND
                UTILITY GROWTH FUND
                CORE EQUITY FUND
                INTERNATIONAL EQUITY FUND


                December 31, 2000





MEEDER ADVISOR FUNDS
P.O. Box 7177
Dublin, OH 43017
800-494-3539

Distributed by
Adviser Dealer Services

THE MEEDER ADVISOR FUNDS
2000 Annual Report
December 31, 2000


                            ANNUAL MARKET COMMENTARY

     The Year 2000 was a challenging year for The Meeder Advisor Funds as well as a year of changes and a year of progress. The last twelve months brought most difficult stock market environment of the last 25 years, as the major equity market indices posted steep losses for the first time in several years. Under these gloomy conditions, we enjoyed some successes as well as some disappointments.

     The UTILITY GROWTH FUND outperformed its peer group with an annual return of 20.37% for Class A Shares and 19.72% for Class C Shares before sales charges, compared with the 7.15% total return of the average utility fund1. The INTERNATIONAL EQUITY FUND'S annual total return of -13.37% before sales charges, outperformed the -14.17% annual total return for its benchmark, the MSCI EAFE Index3.

     We were disappointed with the performance of the CORE EQUITY FUND, which underperformed its benchmark, the S&P 500 Index2, with an annual total return of -10.07% for Class A Shares and -10.31% for Class C Shares before sales charges, compared to the -9.10% annual total return of the S&P 500 Index. The performance for the TACTICAL ASSET ALLOCATION FUND for 2000 was also disappointing. However, the Fund's underperformance was isolated to the 2nd Quarter. The Fund outperformed the S&P 500 Index in the 1st and 4th Quarters, and performed generally in line with the S&P 500 in the 3rd Quarter. Yet, the results of the 1st, 3rd and 4th Quarters were not sufficient to offset the underperformance of the 2nd Quarter. You can read our year-end summary for The Meeder Advisor Funds on Pages 8-15 of this Annual Report.

     The equity markets in 2000 were very volatile, and broad sectors of the market displayed widely divergent returns over very short periods of time. Let's begin our analysis by revisiting a chart we have used on several occasions. Chart 1 on the following page presents the relative performance of the Nasdaq 1002 and the Dow Jones Industrial Average2 versus the S&P 500 Index. When we first looked at the chart, it presented the dichotomy of performance between so-called "new economy" stocks and "old economy" stocks. In retrospect, we understand that the chart presents a period not of rotation but of transition -- from a bull market led by growth stocks to a bear market led by value stocks.

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THE MEEDER ADVISOR FUNDS
2000 Annual Report
December 31, 2000


[GRAPH] Chart 1: Value of $100 invested in the S&P 500 Index, Dow Jones
        Industrial Average, and Nasdaq 100 Index from December 31, 1999 to December 31, 2000. Source: ILX.


Early in the year, euphoria about the record economic expansion carried the market to new highs. Y2K fears quickly vanished, and investors reaped rewards as prices rapidly marched upward, until March. Several factors sent the market into a tailspin in the spring. Slower growth rates, possible regulation of the biotechnology industry, antitrust litigation against Microsoft, and subdued optimism from investment professionals accelerated a change in the investment outlook from bullish to bearish. The equity market responded with rapid liquidation, which initially lasted through May. The Federal Reserve Board made a series of moves that contributed to the disappointing equity performance. From June 1999 to May 2000, the Fed aggressively increased the Fed funds target rate from 4.75% to 6.50%.

During the summer, economic statistics revealed a weakening economy and waning inflationary pressure. The market staged a recovery during the summer on expectations that the Fed would end its tightening monetary policy. However, the Fed maintained the 6.50% Fed funds target rate through the end of the year. After its December meeting, the Federal Reserve Board officially ended its "inflationary" bias, having reported a "recessionary" bias. The revised bias indicates that the Fed is inclined to stimulate economic activity in order to prevent - or at least minimize - an economic recession.

THE MEEDER ADVISOR FUNDS
2000 Annual Report
December 31, 2000


In September, bearish sentiment returned to Wall Street, as a strong U.S. dollar slackened worldwide demand for U.S. products and many multinational companies reported disappointing sales and earnings. Technology companies found difficulty sustaining the extreme growth rates that had prevailed in recent years, and the Nasdaq index fell more than 50% from its March high. However, there were a few bright spots in the equity market, specifically in the financial services, energy, and healthcare sectors.

An uncertain political scene also contributed to the equity market decline after Labor Day. While the presidential campaign -- clearly one of the closest contests in our nation's history - loomed with uncertainty, the equity markets were down during September and October. After Election Day, equity prices continued to decline while the contest was challenged all the way to the U.S. Supreme Court. The market preferred clarity and finality rather than what transpired during the campaign, election and contests.

The fixed income market was dominated by two prevailing trends in 2000. Short-term rates increased during the first half of the year as the Federal Reserve Board raised the Fed funds target rate. Long-term rates decreased during the second half of the year as investors looked forward with diminished concerns for inflation. Chart 2 below illustrates the change that occurred in the yield curve in 2000, flattening by mid-year and inverting by year end. Chart 3 below illustrates the upward trend of the value of 10-Year U.S. Treasury Notes as yields declined. These trends combined to shape an inverted yield curve to such a magnitude as we have not witnessed in decades.


[GRAPH] Chart 2: U.S. Treasury Yield Curve
        December 31, 1999; June 30, 2000; December 31, 2000
        Source: ILX

THE YIELD CURVE PRESENTS A SNAPSHOT OF INTEREST RATES AT A GIVEN POINT IN TIME, FROM SHORT-TERM TO LONG-TERM U.S. GOVERNMENT BONDS. THE YIELD CURVE ON DECEMBER 31, 1999 IS NORMAL; SHORT-TERM YIELDS ARE LOWER THAN LONG-TERM YIELDS. BY JUNE 30, 2000, YOU CAN SEE THE EFFECT THE FED'S RATE HIKES HAD ON THE BOND MARKET; SHORT-TERM RATES ROSE AND LONG-TERM RATES FELL, LEADING TO A FLATTER YIELD CURVE. BY THE END OF 2000, LONG-TERM YIELDS HAD FALLEN BELOW SHORT-TERM YIELDS, MOST DRAMATICALLY IN INTERMEDIATE-TERM (3 TO 10-YEAR) BONDS. AN INVERTED YIELD CURVE TYPICALLY MANDATES A MORE DEFENSIVE POSITION IN OUR FIXED INCOME DISCIPLINE.

THE MEEDER ADVISOR FUNDS
2000 Annual Report
December 31, 2000


[GRAPH] Chart 3: Value of $100 invested in 10-Year U.S. Treasury Notes
        December 31, 1999 to December 31, 2000


Despite the difficulties of 2000, the financial markets are still not well-defined. From its current levels, the market may continue to depreciate growth stocks with such voracity as to maintain a long-term bear market. Alternatively, the market may be able to put the technology correction behind it and allow favorable performance among value sectors to carry it to a new advance. From an economic standpoint, we may be faced with restrained growth - if not a recession. On the political front, the nation must prepare for a new Presidency and an evenly divided Congress. The political agenda under this scenario remains largely unknown.

A sentiment that bears repeating is that the stock market discounts future events. The unusually high volatility in stock prices and weakness throughout the growth sectors tells us that the stock market is undergoing a transition from the bull market of the 1990's to a more "normal" market environment where fundamentals such as earnings and dividends matter more to investors than fads and the "next big thing". In this environment, investment returns could easily revert to their long-term averages. Our Funds recognize that the financial markets are less certain today than perhaps at any time in recent decades, and we continue to adhere to the principles of our disciplines to manage market risk and seek out the best opportunities for your investments.


1    Per Morningstar, Inc.

2 The S&P 500 Composite Stock Index is an unmanaged index based on market capitalization. The NASDAQ Composite Index is an unmanaged index of all the stocks traded on the NASDAQ exchange. The Dow Jones Industrial Average is an unmanaged index of 30 selected stocks. Past performance of an index does not guarantee future results. It is not possible to invest directly in an index.

3 The MSCI EAFE Index is a widely recognized unmanaged index of over 1000 stock prices from companies in Europe, Australia, and the Far East. The index incurs no sales charges, expenses, or fees. Past performance of an index is not a guarantee of future results. It is not possible to invest directly in an index.

PERFORMANCE UPDATE

Period and Average           TACTICAL ASSET       UTILITY GROWTH           CORE EQUITY         INTERNATIONAL
Annual Total Returns        ALLOCATION FUND 1         FUND 2                  FUND 3            EQUITY FUND 4
as of 12/31/00
Before sales charges      Class A    Class C    Class A    Class C     Class A    Class C
--------------------      -------    -------    -------    -------     -------    -------      -------------
1 year                    -16.90%    -17.24%     20.37%     19.72%     -10.07%     -10.31%       -13.37%
3 years                     7.24%      6.94%     16.21%     15.71%      10.19%      10.03%        10.51%
5 years                     -          8.63%     17.81%     17.44%       -           -             -
Life of Fund               10.05%     10.35%     19.17%     18.82%       9.52%       9.34%         8.58%


Period and Average           TACTICAL ASSET       UTILITY GROWTH           CORE EQUITY         INTERNATIONAL
Annual Total Returns        ALLOCATION FUND 1         FUND 2                  FUND 3            EQUITY FUND*4
as of 12/31/00
Net of sales charges      Class A    Class C    Class A    Class C     Class A    Class C
--------------------      -------    -------    -------    -------     -------    -------      --------------
1 year                    -21.66%    -18.45%     13.47%     18.22%     -15.26%     -11.63%       -18.35%
3 years                     5.14%      6.94%     13.94%     15.71%       8.04%      10.03%         8.36%
5 years                     -          8.63%     16.42%     17.44%       -           -             -
Life of Fund                8.59%     10.35%     17.89%     18.82%       7.64%       9.34%         6.67%


To obtain a prospectus containing more complete information about Meeder Advisor Funds, including other fees and expenses that apply to a continued investment in the Funds, you may call Meeder Advisor Funds at (800)494-3539, or write P.O. Box 7177, Dublin OH 43017. Please read the prospectus carefully before investing.

PAST PERFORMANCE IS NOT A GUARANTEE OF FUTURE RESULTS. All performance figures represent total returns and average annual total returns for the periods ended 12/31/00 and assume reinvestment of all dividend and capital gain distributions. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Investment Advisor waived a portion of its management fees and/or reimbursed expenses in order to reduce the operating expenses of the Tactical Asset Allocation Fund, Utility Growth Fund, Core Equity Fund, and the International Equity Fund during each period shown above.

* Reflects the deduction of 5.75% maximum sales charges.

**Reflects the deduction of contingent deferred sales charges as follows: 1.50%
  if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 but within 24 months from date of purchase; 0.00% thereafter.

1 Inception Date for Class A shares 8/1/96; for Class C shares 6/1/95. 2 Inception Date for Class A and Class C shares 7/11/95.
3 Inception Date for Class A and Class C shares 7/31/97.
4 Inception Date 9/2/97.

THE MEEDER ADVISOR FUNDS
2000 Annual Report
December 31, 2000


                         TACTICAL ASSET ALLOCATION FUND

PORTFOLIO MANAGERS

[PHOTO] Robert S. Meeder, Portfolio Manager

[PHOTO] Philip A. Voelker, Portfolio Manager

MARKET PERSPECTIVE

     The Year 2000 was a disappointing year for many equity investors as the S&P 500 posted its first negative return since 1990. The Tactical Asset Allocation Fund performed better than or consistent with our objectives for the 1st, 3rd and 4th Quarters. However, the returns in these quarters were not sufficient to offset the negative results from the 2nd Quarter of the year.

--------------------------------------------------------------------------------
2000 FUND HIGHLIGHTS

     o For the 4th Quarter the Tactical Asset Allocation Fund returned -4.29% for Class A Shares and -4.42% for Class C Shares before sales charges, outperforming the -7.82 % quarterly return of the S&P 500 Index , according to Morningstar.

     o For the six months ended December 31, 2000, the Tactical Asset Allocation Fund returned -5.93% for Class A Shares and -6.13% for Class C Shares before sales charges, outperforming the -8.71% return of the S&P 500 Index, according to Morningstar.
--------------------------------------------------------------------------------

     During the year, the overall trend in the stock market changed from positive to neutral, from growth to value, from new economy to old economy, from high expectations to low expectations. These changes were not unprecedented, but they occurred this year in one month - April -- an unusually short period of time.

     The underlying technical condition of the market swung to extreme readings over the course of the year as market volatility increased. These trends tend to be shorter-term indicators in our discipline, and the broader ranges require more patience in reacting to their extremes.

     The breadth of the market ended its two-year negative trend, as more stocks advanced than declined on a daily basis. The move towards dividend income and value investments helped this trend turn positive. Interest rate trends were also positive, as long-term bond yields reached their lowest levels in two years. Short-term interest rates are also trending lower as the market anticipate the Federal Reserve Board to ease rates early in 2001.

     The trend changes, negative sentiment, and fundamental readings kept the Tactical Asset Allocation Fund partially defensive for the entire year. We maintained some exposure to the stock market as the advance/decline and interest rate trends turned positive. At the start of 2001, we targeted a 50% equity exposure in the Fund to navigate through this period of transition.

THE MEEDER ADVISOR FUNDS
2000 Annual Report
December 31, 2000


PERFORMANCE PERSPECTIVE
Average Annual Total Returns as of December 31, 2000
--------------------------------------------------------------------------------
Before sales charges
               Class A Shares       Class C Shares
--------------------------------------------------------------------------------
 1 year           -16.90%              -17.24%
 3 years            7.24%                6.94%
 5 years               -                 8.63%
 Life of Fund*     10.05%               10.35%

--------------------------------------------------------------------------------
 Net of sales charges**
               Class A Shares       Class C Shares
--------------------------------------------------------------------------------
 1 year           -21.66%              -18.45%
 3 years            5.14%                6.94%
 5 years               -                 8.63%
 Life of Fund*      8.59%               10.35%

* Inception date for Class A Shares 8/1/96; for Class C Shares 6/1/95.

** Class A Shares reflect deduction of 5.75% maximum sales charges. Class C Shares reflect deduction of contingent deferred sales charges as follows: 1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 but within 24 months from date of purchase; 0.00% thereafter.

Please see additional fund performance information on page 7.


PORTFOLIO HOLDINGS
as of December 31, 2000

[CHART] The following information was presented as a pie chart:

1) Cash Equivalents             45%
2) AIM Basic Value              14%
3) Fidelity Equity Income       14%
4) Fidelity Value               10%
5) Davis Financial Fund          6%
6) AIM Global Health Care        5%
7) Federated Mid-Cap             4%
8) Rydex Health Care Sector      2%
* S&P 500 Futures               10%
  As of 12/31/00, the Fund maintained a hedged position to guard a portion of the portfolio against a potential stock market decline.

  Portfolio Holdings are subject to change.

RESULTS OF A $10,000 INVESTMENT

[GRAPH] The following information was presented as a line graph:

TACTICAL ASSET ALLOCATION FUND - CLASS A

              Before         After                         Morningstar Average
           Sales Charges  Sales Charges  S&P 500 Index    Asset Allocation Fund
           -------------  -------------  -------------    ---------------------
8/1/96         10,000         9,425        10,000               10,000
12/31/96       10,550         9,944        11,683               11,005
6/30/97        12,054        11,362        14,090               12,046
12/31/97       12,375        11,664        15,580               12,865
6/30/98        13,113        12,360        18,338               13,958
12/31/98       15,886        14,973        20,032               14,303
6/30/99        17,685        16,668        22,512               14,883
12/31/99       18,368        17,312        24,247               15,538
6/30/00        16,226        15,293        24,144               15,801
12/31/00       15,264        14,387        22,040               15,844


[GRAPH] The following information was presented as a line graph:

TACTICAL ASSET ALLOCATION FUND - CLASS C

              Before         After                         Morningstar Average
           Sales Charges  Sales Charges  S&P 500 Index    Asset Allocation Fund
           -------------  -------------  -------------    ---------------------
6/1/95        10,000         9,850         10,000               10,000
6/30/95       10,408        10,258         10,231               10,188
12/31/95      11,457        11,307         11,708               11,118
6/30/96       12,174        12,024         12,890               11,648
12/31/96      12,038        11,963         14,395               12,506
6/30/97       13,783        13,783         17,361               13,690
12/31/97      14,170        14,170         19,196               14,621
6/30/98       15,003        15,003         22,595               15,864
12/31/98      18,156        18,156         24,682               16,255
6/30/99       20,193        20,193         27,738               16,914
12/31/99      20,939        20,939         29,875               17,659
6/30/00       18,462        18,462         29,748               17,957
12/31/00      17,330        17,330         27,156               18,007


The chart compares the Tactical Asset Allocation Fund's Class A and Class C values to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 8/1/96-12/31/00 (for Class A Shares) and 6/1/95-12/31/00 (for Class C Shares). It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Asset Allocation Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of the broad based index referred to on this page, please refer to page 6.

Past performance is no guarantee of comparable future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance shown.

THE MEEDER ADVISOR FUNDS
2000 Annual Report
December 31, 2000


                              UTILITY GROWTH FUND

PORTFOLIO MANAGER

[PHOTO] Lowell Miller, Portfolio Manager

ANNUAL MARKET PERSPECTIVE

     The Utility Growth Fund's annual total return of 20.37% for Class A Shares and 19.72% for Class C Shares before sales charges strongly outperformed the 7.15% total return for the average utility fund, according to Morningstar.

--------------------------------------------------------------------------------
2000 FUND HIGHLIGHTS

     o The Utility Growth Fund's annual total return of 20.37% for Class A Shares and 19.72% for Class C Shares before sales charges outperformed the 7.15% total return for the average utility fund, according to Morningstar.

    o For the 4th Quarter The Utility Growth Fund returned 2.73% for Class A Shares and 2.54% for Class C Shares before sales charges, outperforming the -3.30% total return for the average utility fund for the same period, according to Morningstar.
--------------------------------------------------------------------------------

     Performance throughout 2000 was led by more traditional utilities in our portfolio, and from natural gas producers and distributors. Natural gas prices more than tripled in the last 12 months, which boosted share prices for nearly all companies in this sector.

     Our telecommunications holdings suffered during the market downturn this year. But because the Fund was broadly diversified across all sectors in the utilities industry, our returns were not affected as much by the fall in share prices as other utility funds.

     Prospects for slower growth and declining interest rates in the year ahead lead us to believe that strength in the utilities sector will continue. The dilemma currently facing utility companies and customers in California has drawn our attention, but should not restrain our opportunities for future growth.

BECAUSE THE UTILITY GROWTH FUND CONCENTRATES ITS INVESTMENTS IN PUBLIC UTILITY COMPANIES, THE VALUE OF THE FUND'S SHARES MAY FLUCTUATE MORE THAN IF INVESTED IN A GREATER NUMBER OF INDUSTRIES. CHANGES IN INTEREST RATES MAY ALSO AFFECT THE VALUE OF UTILITY STOCKS, AND RISING INTEREST RATES CAN BE EXPECTED TO REDUCE THE UTILITY GROWTH FUND'S NET ASSET VALUE.

THE MEEDER ADVISOR FUNDS
2000 Annual Report
December 31, 2000


PERFORMANCE PERSPECTIVE
Average Annual Total Returns as of December 31, 2000
--------------------------------------------------------------------------------
Before sales charges
               Class A Shares       Class C Shares
--------------------------------------------------------------------------------
 1 year            20.37%               19.72%
 3 years           16.21%               15.71%
 5 years           17.81%               17.44%
 Life of Fund*     19.17%               18.82%

--------------------------------------------------------------------------------
 Net of sales charges**
               Class A Shares       Class C Shares
--------------------------------------------------------------------------------
 1 year            13.47%               18.22%
 3 years           13.94%               15.71%
 5 years           16.42%               17.44%
 Life of Fund*     17.89%               18.82%

* Inception date for Class A and C Shares 7/11/95.

** Class A Shares reflect deduction of 5.75% maximum sales charges. Class C Shares reflect deduction of contingent deferred sales charges as follows: 1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 but within 24 months from date of purchase; 0.00% thereafter.

Please see additional fund performance information on page 7.


SECTOR WEIGHTINGS
as of December 31, 2000

[CHART] The following information was presented as a pie chart:

1) Oil/Gas Domestic             24%
2) Telecomm. Services           18%
3) Electric/Gas Utility         15%
4) Electric Utility             12%
5) Natural Gas (Distributor)    10%
6) Cash & Equivalents           10%
7) Electric Integrated           8%
8) Water Utility                 3%

Sector Weightings are subject to change.

RESULTS OF A $10,000 INVESTMENT

[GRAPH] The following information was presented as a line graph:

UTILITY GROWTH FUND - CLASS A

              Before         After                         Morningstar Average
           Sales Charges  Sales Charges  S&P 500 Index        Utility Fund
           -------------  -------------  -------------    ---------------------
7/11/95        10,000         9,425          10,000              10,000
12/31/95       11,510        10,849          11,452              11,482
6/30/96        12,072        11,378          11,894              11,550
12/31/96       12,963        12,218          12,663              12,527
6/30/97        13,650        12,865          13,632              12,522
12/31/97       16,646        15,689          15,904              15,408
6/30/98        17,717        16,699          17,256              16,906
12/31/98       18,035        16,998          18,882              18,317
6/30/99        20,345        19,175          20,206              18,897
12/31/99       21,703        20,455          21,602              17,214
6/30/00        22,856        21,542          22,000              19,050
12/31/00       26,125        24,623          23,047              25,952


[GRAPH] The following information was presented as a line graph:

UTILITY GROWTH FUND - CLASS C

              Before         After                         Morningstar Average
           Sales Charges  Sales Charges  S&P 500 Index        Utility Fund
           -------------  -------------  -------------    ---------------------
7/11/95        10,000        9,850          10,000              10,000
12/31/95       11,506       11,357          11,452              11,482
6/30/96        12,043       11,894          11,894              11,550
12/31/96       12,940       12,790          12,663              12,527
6/30/97        13,601       13,526          13,632              12,522
12/31/97       16,595       16,596          15,904              15,408
6/30/98        17,648       17,649          17,256              16,906
12/31/98       17,936       17,936          18,882              18,317
6/30/99        20,188       20,189          20,206              18,897
12/31/99       21,473       21,474          21,602              17,214
6/30/00        22,552       22,553          22,000              19,050
12/31/00       25,708       25,708          23,047              25,952


The chart compares the Utility Growth Fund's Class A and Class C values to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 7/11/95-12/31/00. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Composite Stock Price Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Utility Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of the broad based index referred to on this page, please refer to page 6.

Past performance is no guarantee of comparable future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance shown.

THE MEEDER ADVISOR FUNDS
2000 Annual Report
December 31, 2000


                                CORE EQUITY FUND

PORTFOLIO MANAGER

[PHOTO] William L. Gurner, Portfolio Manager

ANNUAL MARKET PERSPECTIVE

     The Core Equity Fund underperformed the S&P 500 Index in the worst year for the stock market in ten years. The Fund returned -10.07% for Class A Shares and -10.31% for Class C Shares before sales charges in 2000, compared to the -9.10% annual return for the S&P 500 Index.

--------------------------------------------------------------------------------
2000 FUND HIGHLIGHTS

     o Eight of the Fund's ten sector specialists outperformed their benchmarks for the year.

     o Best sector performance came from Energy, Finance, Healthcare, and Consumer Non-Durables.
--------------------------------------------------------------------------------

     After the hype surrounding Y2K fizzled to start the year, technology and "new economy" stocks went on a tear at the expense of the more solid companies in the S&P 500. Finally the bubble burst in March and funds flowed toward value stocks, creating a more balanced market through the summer - a perfect environment for real stockpickers to ply their trade.

     The bear market of 2000 was not yet finished, as the 4th Quarter proved to be among the most difficult for investors in some time. The Nasdaq Index suffered one of its worst 3-month periods ever, to close its worst year ever. This depressed all stocks, new economy and old.

     With 2000 in the history books, we are more optimistic at the outset of 2001. Value stocks have come back to life, and we don't expect to see the imbalance toward growth again for quite a while. There is hope that the new year will bring a more traditional market environment where all stocks are traded based on fundamental criteria, not momentum. In this more balanced market, our sector specialists will seek to thrive and add value for investors.

THE MEEDER ADVISOR FUNDS
2000 Annual Report
December 31, 2000


PERFORMANCE PERSPECTIVE
Average Annual Total Returns as of December 31, 2000
--------------------------------------------------------------------------------
Before sales charges
              Class A Shares    Class C Shares
--------------------------------------------------------------------------------
 1 year           -10.07%          -10.31%
 3 years           10.19%           10.03%
 Life of Fund*      9.52%            9.34%

--------------------------------------------------------------------------------
 Net of sales charges**
              Class A Shares    Class C Shares
--------------------------------------------------------------------------------
 1 year           -15.26%          -11.63%
 3 years            8.04%           10.03%
Life of Fund*       7.64%            9.34%

*  Inception date for Class A and C Shares 7/31/97

** Class A Shares reflect deduction of 5.75% maximum sales charges. Class C Shares reflect deduction of contingent deferred sales charges as follows: 1.50% if redeemed within 18 months from date of purchase; 0.75% if redeemed after 18 but within 24 months from date of purchase; 0.00% thereafter.

Please see additional fund performance information on page 7.

SECTOR WEIGHTINGS
as of December 31, 2000

[CHART] The following information was presented as a pie chart:

SECTOR                        MANAGER                % OF PORTFOLIO
------                        -------                --------------
Technology                    Dresdner RCM                 22%
Finance                       Matrix                       17%
Health                        Alliance                     14%
Consumer Non-Durables         Barrow Hanley                11%
Utility                       Miller Howard                 8%
Energy                        Mitchell Group                7%
Consumer Durables             Barrow Hanley                 6%
Capital Goods                 Hallmark                      5%
Materials & Services          Ashland                       5%
Transportation                Miller Howard                 1%
S&P 500 Futures                                             2%
Cash & Equivalents                                          2%

Sector Weightings are subject to change.

RESULTS OF A $10,000 INVESTMENT

[GRAPH] The following information was presented as a line graph:

CORE EQUITY FUND - CLASS A

              Before         After                         Morningstar Average
           Sales Charges  Sales Charges  S&P 500 Index        Growth Fund
           -------------  -------------  -------------    ---------------------
6/30/97        10,000          9,425       10,000               10,000
12/31/97       10,200          9,614       10,242               10,162
6/30/98        11,770         11,093       12,055               11,569
12/31/98       12,524         11,804       13,169               12,131
6/30/99        14,371         13,545       14,799               13,553
12/31/99       15,174         14,302       15,940               15,550
6/30/00        15,042         14,177       15,872               16,314
12/31/00       13,646         12,862       14,489               14,937


CORE EQUITY FUND - CLASS C

              Before         After                         Morningstar Average
           Sales Charges  Sales Charges  S&P 500 Index        Growth Fund
           -------------  -------------  -------------    ---------------------
6/30/97        10,000         9,850        10,000              10,000
12/31/97       10,187        10,038        10,242              10,162
6/30/98        11,724        11,575        12,055              11,569
12/31/98       12,515        12,366        13,169              12,131
6/30/99        14,345        14,271        14,799              13,553
12/31/99       15,131        15,132        15,940              15,550
6/30/00        14,974        14,974        15,872              16,314
12/31/00       13,571        13,571        14,489              14,937


The chart compares the Core Equity Fund's Class A and Class C values to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 7/31/97-12/31/00. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the S&P 500 Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. An index of funds such as the Morningstar's Average Growth Fund Index includes a number of mutual funds grouped by investment objective. Each of those funds interprets that objective differently, and each employs a different management style and investment strategy. For a description of the broad based index referred to on this page, please refer to page 6.

Past performance is no guarantee of comparable future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance shown.

THE MEEDER ADVISOR FUNDS
2000 Annual Report
December 31, 2000


                           INTERNATIONAL EQUITY FUND

PORTFOLIO MANAGER

[PHOTO] Charles Brand, Portfolio Manager

ANNUAL MARKET PERSPECTIVE

     The International Equity Fund returned -13.37% before sales charges for the year ended December 31, 2000, outperforming the -14.17% annual return of the MSCI EAFE Index.

--------------------------------------------------------------------------------
2000 FUND HIGHLIGHTS

     o The International Equity Fund returned -13.37% before sales charges for the year ended December 31, 2000, outperforming the -14.17% annual return of the MSCI EAFE Index.

     o During the 4th Quarter the Fund benefited from the rebounding Euro as rising currency values boosted returns of European issues.
--------------------------------------------------------------------------------

     Volatility afflicted world equity markets for most of 2000. The year began with a strong rally in "new economy" stocks - technology, media, and telecommunications. A quick sell-off in the spring sent these sectors reeling, and investors flocked to more defensive areas of the market, including utilities, finance, and energy. We overweighted large-cap growth stocks early in the year, then rotated many of our sector allocations toward a neutral position.

     Regionally, our positions in Europe and the U.K. performed in line with their respective MSCI indices for most of the year. Stock selection in Japan aided our holdings in this region, despite our overweighted position in growth-oriented equities. Strength in the Euro against the dollar lent relative strength to many European equities late in the year.

     Looking ahead, we expect European and Southeast Asian stock markets to be supported by comparatively robust economic growth. The possibility of a "hard landing" for the U.S. economy has increased, although we do expect some easing of short-term rates by the U.S. Federal Reserve early in the year, giving a boost to stock markets worldwide.

THE MEEDER ADVISOR FUNDS
2000 Annual Report
December 31, 2000


PERFORMANCE PERSPECTIVE
Average Annual Total Returns as of December 31, 2000
--------------------------------------------------------------------------------
Before Sales Charges
--------------------------------------------------------------------------------
 1 year               -13.37%
 3 years               10.51%
 Life of Fund*          8.58%

--------------------------------------------------------------------------------
 Net of sales charges**
--------------------------------------------------------------------------------
 1 year               -18.35%
 3 years                8.36%
 Life of Fund*          6.67%

*    Inception Date 9/2/97

**   Reflects the deduction of maximum sales charge of 5.75%

Please see additional fund performance information on page 7.

In exchange for greater potential rewards, foreign investments involve greater risk than U.S. investments. These risks include political and economic uncertainties of foreign countries and currency fluctuations. These risks may be magnified in countries with emerging markets, since those countries may have relatively unstable governments and less established economies.

REGIONAL HOLDINGS
as of December 31, 2000

[CHART] The following information was presented as a pie chart:

1) Europe (ex. U.K.)            50%
2) Japan                        22%
3) United Kingdom               21%
4) Pacific Rim (ex. Japan)       4%
5) Australia/New Zealand         3%

Regional Holdings are subject to change.

RESULTS OF A $10,000 INVESTMENT

[GRAPH] The following information was presented as a line graph:

                  Before         After
              Sales Charges  Sales Charges  MSCI EAFE Index
              -------------  -------------  ---------------
9/02/97           10,000         9,425          10,000
12/31/97           9,744         9,184           9,733
6/30/98           11,232        10,586          11,283
12/31/98          11,671        11,000          11,679
6/30/99           11,985        11,297          12,143
12/31/99          15,180        14,308          14,829
6/30/00           14,743        13,896          14,226
12/31/00          13,151        12,395          12,728


The chart compares the International Equity Fund's shares to benchmark indexes. It is intended to give you a general idea of how the Fund performed compared to these benchmarks over the period 9/2/97-12/31/00. It is important to understand differences between your Fund and these indexes. An index measures performance of a hypothetical portfolio.

A market index such as the MSCI EAFE Index is not managed, incurring no sales charges, expenses, or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect your investment's return. For a description of the broad based index referred to on this page, please refer to page 6.

Past performance is no guarantee of comparable future results. Market volatility can significantly impact short-term performance. Results of an investment made today may differ substantially from the historical performance shown.

MEEDER ADVISOR FUNDS
2000 Annual Report
December 31, 2000




                        PORTFOLIO
                        HOLDINGS &
                        FINANCIAL
                        STATEMENTS

Mutual Fund Portfolio
Portfolio of Investments as of December 31, 2000

INDUSTRIES/CLASSIFICATIONS                             SHARES OR
                                                       FACE AMOUNT     VALUE

REGISTERED INVESTMENT COMPANIES - 54.6%

AIM Basic Value Fund                                     530,768    15,084,416
AIM Global Health Care Fund #                            166,666     5,109,967
Davis Financial Fund                                     165,414     6,004,511
Federated Mid-Cap Fund                                   271,475     4,764,393
Fidelity Equity Income Fund                              278,021    14,854,688
Fidelity Value Fund                                      245,175    11,363,873
Mutual Shares Fund                                           454         8,994
Rydex Health Care Sector Fund #                          161,551     2,119,548

TOTAL REGISTERED INVESTMENT COMPANIES
(Cost $58,183,759)                                                  59,310,390

MONEY MARKET REGISTERED INVESTMENT COMPANIES - 0.7%

Charles Schwab Money Market Fund                         676,406       676,406
Fidelity Core Money Market Fund                           95,016        95,016

TOTAL MONEY MARKET REGISTERED INVESTMENT COMPANIES
(Cost   $771,422)                                                      771,422

U.S. GOVERNMENT OBLIGATIONS - 1.9%

U.S. Treasury Bills
*  5.64%, due 01/04/01                                    30,100        30,087
** 6.07%  due 03/01/01                                 2,000,000     1,980,332

TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $2,010,407)                                                    2,010,419

REPURCHASE AGREEMENTS - 42.8%

   Smith Barney Securities LLC, 6.81%, 01/02/01,
       (Collateralized by $22,891,860 various discount
       commercial papers, 01/10/01 - 03/14/01,
       market value - $23,052,328)                    22,443,000    22,443,000

   PaineWebber Securities LLC, 6.40%, 01/02/01,
       (Collateralized by $39,953,119 various GNMA's,
       7.00 - 8.50%, 07/05/02 -11/15/30 ,
       market value - $24,480,826)                    24,000,000    24,000,000

TOTAL REPURCHASE AGREEMENTS
(Cost$46,443,000)                                                   46,443,000

TOTAL INVESTMENTS - 100.0%
(Cost $107,408,588)                                               $108,535,231


                                                        CONTRACTS      VALUE
FUTURES CONTRACTS

Short, S&P 500 Futures, face amount $3,595,250
   expiring March 2001                                        10     3,337,500

TOTAL FUTURES CONTRACTS                                             $3,337,500


TRUSTEE DEFERRED COMPENSATION***                          SHARES       VALUE
   Flex-funds Highlands Growth Fund                        1,982        36,850
   Flex-funds Muirfield Fund                               3,643        18,578
   Flex-funds Total Return Utilities Fund                    830        17,932
   Meeder Advisor International Equity Fund                1,630        21,477

TOTAL TRUSTEE DEFERRED COMPENSATION
(Cost   $105,497)                                                      $94,837

#    Represents non-income producing securities.
*    Pledged as collateral on Letter of Credit.
**   Pledged as collateral on Futures.
*** Assets of affiliates to the Mutual Fund Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.

Utilities Stock Portfolio
Portfolio of Investments as of December 31, 2000


          INDUSTRIES/CLASSIFICATIONS                    SHARES OR
                                                        FACE AMOUNT     VALUE
COMMON STOCKS - 90.5%

ELECTRIC/GAS UTILITY - 15.5%
AGL Resources, Inc.                                         26,840      597,190
MDU Resources Group, Inc.                                   19,755      639,568
Montana Power Co.                                           24,135      500,801
NiSource, Inc.                                              34,120    1,049,190
UtiliCorp United, Inc.                                      63,987    1,983,597
                                                                      4,770,346

ELECTRIC INTEGRATED - 7.7%
Energy East Corp.                                           26,625      522,516
GPU, Inc.                                                   35,100    1,289,925
NSTAR                                                       13,550      579,263
                                                                      2,391,704

ELECTRIC UTILITY - 11.6%
Cinergy Corp.                                                  710       24,939
Keyspan Corp.                                               44,585    1,883,716
TECO Energy, Inc.                                           52,260    1,688,651
                                                                      3,597,306

NATURAL GAS (DISTRIBUTOR) - 9.8%
MCN Energy Group, Inc.                                      37,290    1,032,467
Nicor, Inc.                                                  9,950      429,094
Williams Cos., Inc.                                         39,210    1,561,048
                                                                      3,022,609

OIL/GAS (DOMESTIC) - 24.3%
El Paso Natural Gas Co.                                     23,480    1,686,158
Enron Corp.                                                  8,710      725,108
Kinder Morgan Energy Partners, L.P.                         28,174    1,590,070
Kinder Morgan, Inc.                                         25,680    1,322,520
Peoples Energy Corp.                                        11,425      514,125
Questar Corp.                                               55,190    1,659,149
                                                                      7,497,130

TELECOMMUNICATION SERVICES - 18.0%
Alltel Corp.                                                16,420    1,024,197
Bellsouth Corp.                                             11,895      486,952
Global Crossings Ltd. #                                     24,979      355,951
Qwest Communications #                                       8,369      341,037
Sprint Corp. FON Group                                      21,790      441,247
SBC Communications, Inc.                                    20,735      990,096
Telephone & DataSystems                                      6,885      617,929
Verizon Communications                                      14,833      742,577
Worldcom Inc. #                                             40,072      561,008
                                                                      5,560,994

WATER UTILITY - 3.6%
American Water Works Co., Inc.                              39,640    1,127,262

TOTAL COMMON STOCKS
(Cost  $23,066,669)                                                  27,967,351

U.S. GOVERNMENT OBLIGATION - 0.0%

*  U.S. Treasury Bill 5.64%, due 01/04/01                    1,000        1,000

TOTAL U.S. GOVERNMENT OBLIGATION
(Cost  $1,000)                                                            1,000

REPURCHASE AGREEMENT - 9.5%

Smith Barney Securities LLC, 6.81%, 01/02/01,
    (Collateralized by $2,993,700 various
    commercial papers, 4.12 - 6.38% , 01/10/01 -
    03/14/01, market value - $3,014,685)                 2,935,000    2,935,000

TOTAL REPURCHASE AGREEMENT
(Cost  $2,935,000)                                                    2,935,000

TOTAL INVESTMENTS - 100.0%
(Cost  $26,002,669)                                                 $30,903,351

TRUSTEE DEFERRED COMPENSATION**
Flex-funds Highlands Growth Fund                               349        6,496
Flex-funds Muirfield Fund                                      630        3,214
Flex-funds Total Return Utilities Fund                         130        2,802
Meeder Advisor International Equity Fund                       306        4,035

TOTAL TRUSTEE DEFERRED COMPENSATION
(Cost $18,429)                                                          $16,547

L.P.:  Limited Partnership
#    Represents non-income producing securities.
*    Pledged as collateral on Letter of Credit.
** Assets of affiliates to the Utilities Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustees Deferred Compensation Plan.

See accompanying notes to financial statements.

Growth Stock Portfolio
Portfolio of Investments as of December 31, 2000


                                                  SHARES OR
INDUSTRIES / CLASSIFICATIONS                     FACE AMOUNT   VALUE

COMMON STOCKS - 95.6%
AEROSPACE/DEFENSE  - 1.5%
Boeing Co.                                          6,240      411,840
General Dynamics Corp.                              1,200       93,450
Lockheed Martin Corp.                               2,200       74,580
Northrup Grumman Corp.                                200       16,613
Raytheon Co. - Class B                              2,400       74,550
United Technologies Corp.                           2,200      172,837
                                                               843,870
AIR TRANSPORTATION  - 0.2%
AMR Corp. #                                           740       29,091
Delta Air Lines, Inc.                                 395       19,824
Southwest Airlines                                  2,402       80,539
USAir Group, Inc. #                                   310       12,574
                                                               142,028
ALUMINUM  - 0.3%
Alcoa, Inc.                                         5,280      176,550

AUTO AND TRUCK  - 0.8%
Delphi Auto Systems                                 2,500       28,125
Ford Motor Co.                                      7,400      174,363
General Motors Corp.                                2,300      116,581
Genuine Parts Co.                                   4,700      122,787
TRW, Inc.                                             620       24,064
Visteon Corp.                                         541        6,222
                                                               472,142
BANKING  - 1.8%
Charles Schwab Corp.                                3,700      104,756
Fifth Third Bancorp                                 1,900      113,644
J.P. Morgan & Co.                                   1,000      164,750
Washington Mutual Savings Bank                      3,203      169,959
Wells Fargo Co.                                     8,300      461,687
                                                             1,014,796
BANKS  - 1.2%
Firstar Corp.                                       4,900      114,231
National City Corp.                                 3,000       86,438
Northern Trust Corp.                                  550       44,859
South Trust Corp.                                   1,650       67,134
State Street Corp.                                    700       87,150
Summit Bancorp.                                     2,000       76,250
U.S. Bancorp                                        4,200      122,850
Wachovia Corp.                                      1,400       81,287
                                                               680,199
BEVERAGE (ALCOHOLIC)  - 0.3%
Anheuser-Busch Cos., Inc.                           4,400      199,375

BEVERAGE ( SOFT DRINK) - 1.5%
Coca-Cola Co.                                       9,000      547,875
Pepsico, Inc.                                       6,700      330,813
                                                               878,688
BROADCASTING/CABLE TV - 0.3%
Clear Channel Communications #                      3,000      145,125

BUILDING MATERIALS  - 0.0%
Vulcan Materials Co.                                  590       28,172

CHEMICALS  - 0.1%
Om Group, Inc.                                        600       33,075

CHEMICAL ( DIVERSIFIED) - 0.8%
Air Products & Chemicals, Inc.                      1,180       48,159
Dow Chemical Co.                                    3,280      120,130
E.I. du Pont de Nemours & Co.                       3,980      192,035
Praxair, Inc.                                         840       37,275
Rohm & Haas Co.                                     1,185       42,956
                                                               440,555
CHEMICAL (SPECIALTY)  - 0.1%
Eastman Chemical Co.                                  600       29,550

COMMERCIAL BANKS - SOUTHERN U.S. - 0.1%
BB&T Corp.                                          1,550       57,738

COMMERCIAL SERVICES  - 0.1%
Cendant Corp. #                                     6,900       65,981

COMPUTER & PERIPHERALS - 4.3%
Compaq Computer Corp.                              11,340      169,646
Convergys Corp. #                                   1,060       48,031
Dell Computer Corp. #                              11,000      192,500
EMC Corp./Mass #                                   11,340      748,440
Gateway, Inc. #                                       930       16,694
IBM Corp.                                           9,000      763,875
Palm, Inc. #                                        3,000       84,750
Sanmina Corp. #                                       750       57,469
Sun Microsystems #                                 14,650      408,369
                                                             2,489,774
COMPUTER SOFTWARE & SERVICES - 5.0%
America Online, Inc. #                              8,970      305,877
BMC Software, Inc. #                                1,100       15,331
Ceridian Co. #                                        840       16,748
Check Point Software Technologies Ltd. #              650       86,816
Computer Associates International, Inc.             1,800       34,987
Computer Sciences Corp. #                             950       57,000
Compuware Corp. #                                     820        5,176
Electronic Data System Corp.                        1,760      101,750
Mercury Interactive Corp.#                            300       27,075
Microsoft Corp. #                                  25,640    1,115,340
Oracle Corp. #                                     25,000      726,563
Sapient Corp. #                                       500        5,969
Siebel Systems, Inc. #                              2,770      187,321
Unisys Corp. #                                      1,270       18,733
Veritas Software Co. #                              2,445      213,914
                                                             2,918,600

COMPUTER SYSTEMS  - 0.1%
BISYS Group, Inc. #                                   300       15,712
Carreker Corp. #                                      600       20,550
                                                                36,262
CONSUMER NON-DURABLE  - 3.0%
Colgate Palmolive                                   2,800      180,880
Corning, Inc.                                       4,210      221,288
Fortune Brands, Inc.                                8,000      240,000
Gillette Co.                                        5,400      195,075
Haggar Corp.                                       12,700      146,050
Procter & Gamble Co.                                7,000      548,188
Tupperware Corp.                                    7,600      155,800
                                                             1,687,281
COPPER  - 0.0%
Phelps Dodge Corp.                                    440       24,612

COSMETICS  - 0.5%
Kimberly Clark                                      3,900      275,847

DATA PROCESSING  - 0.6%
Automatic Data Processing, Inc.#                    3,430      216,519
First Data Corp.                                    2,170      114,061
Fiserv, Inc. #                                        510       24,193
                                                               354,773
DISTRIBUTION  WHOLESALER - 0.2%
Costco Co. #                                        3,100      123,806

DIVERSIFIED  - 1.5%
Honeywell International, Inc.                       3,502      165,251
Minnesota Mining & Manufacturing Co.                1,300      156,812
Norfolk Southern Corp.                                850       11,581
PPG Industries, Inc.                                  830       38,336
Tyco International                                  9,240      512,820
                                                               884,800
DIVERSIFIED CONGLOMERATES - 0.2%
Berkshire Hathaway - Class B #                         50      117,500

DRUG  - 8.5%
Abbott Labs                                         6,640      322,040
Bristol Myers Squibb                                7,510      555,271
Eli Lilly & Co.                                     4,630      430,590
Merck & Co., Inc.                                  11,050    1,035,938
Pfizer, Inc.                                       34,160    1,571,360
Pharmacia Corp.                                     7,370      446,806
Schering Plough Corp.                               9,710      552,863
                                                             4,914,868
DRUGSTORE  - 0.5%
CVS Corp.                                             900       53,888
Walgreen Co.                                        4,900      204,881
                                                               258,769
ELECTRIC PRODUCTION MISC. - 0.1%
Calpine Corp. #                                     1,265       57,083

ELECTRICAL EQUIPMENT - 4.0%
General Electric Corp.                             48,653    2,326,222

ELECTRONIC COMPONENT - 0.5%
Emerson Electric                                    3,443      270,921

ELECTRONIC COMPONENT SEMICONDUCTORS - 3.6%
Advanced Micro Devices, Inc. #                      1,600       22,200
Analog Devices #                                    2,200      112,613
Applied Materials, Inc. #                           2,200       84,013
Intel                                              32,410      974,326
KLA-Tencor Corp. #                                    900       30,319
Linear Tech Corp.                                   1,800       82,856
LSI Logic Corp. #                                     400        6,764
Maxim Integrated Products, Inc. #                   2,000       95,500
Motorola, Inc.                                      5,998      121,459
QLOGIC Corp. #                                        265       20,405
Solectron Corp. #                                   2,710       91,354
STMicroelectronics NV                               2,000       85,625
Texas Instruments, Inc.                             5,590      262,730
Xilinx, Inc. #                                      1,100       50,737
                                                             2,040,901
ELECTRONIC MEASURMENT - 0.2%
Agilent Technologies #                              2,150      116,234

ELECTRIC-INTEGRATED  - 0.8%
Edison International                                1,475       23,047
Exelon Corp.                                        1,680      118,003
FPL Group, Inc.                                       725       51,883
PG & E Corp                                         1,885       37,700
Public SVC Enterprises                              1,945       94,089
Reliant Energy Corp.                                1,678       72,574
XCEL Energy, Inc.                                   1,980       57,420
                                                               454,716
ELECTRIC UTILITY  - 0.9%
AES Corp. #                                         2,185      120,312
American Electric Power, Inc.                       2,330      108,345
Duke Energy Co.                                     1,740      148,117
Southern Co.                                        3,535      117,539
                                                               494,313
ELECTRONICS  - 0.2%
Altera Corp. #                                      1,800       46,997
Rockwell International Corp.                          970       45,832
                                                                92,829
ENVIRONMENTAL  - 0.0%
Tetra Tech, Inc. #                                    600       19,125

FIBER OPTICS  - 0.1%
Broadcom Corp. #                                      800       66,950

FINANCE  - 7.3%
American General Corp.                              1,200       97,650
Bank of New York                                    2,400      134,400
Bank One Corp.                                      5,700      208,763
BankAmerica Corp.                                  10,700      488,856
Bear Stearns Co.                                    1,200       60,975
Federal Home Loan Mortgage Corp.                    4,250      292,453
Federal National Mortgage Association               6,150      535,434
First Union Corp.                                   6,200      172,438
FleetBoston Financial Corp.                         5,500      207,281
Goldman Sachs Group, Inc.                             850       90,897
Household International, Inc.                       2,400      131,850
J.P. Morgan Chase & Co. #                           6,550      292,703
Lehman Brothers Holdings, Inc.                      2,050      139,912
MBNA Corp.                                          3,900      144,300
Mellon Bank Corp.                                   3,450      170,344
Merrill Lynch & Co.                                 3,800      257,213
Morgan Stanley Dean Witter & Co.                    5,600      446,600
PNC Financial Services Group, Inc.                  2,150      157,353
Providian Financial Corp.                           1,400       80,500
Suntrust Banks, Inc.                                1,700      107,100
T. Rowe Price                                         200        9,200
                                                             4,226,222
FINANCIAL SERVICES  - 3.2%
American Express Co.                                6,200      339,450
Avery Dennison Corp.                                  920       50,600
Capital One Financial Corp.                           500       33,000
Citigroup, Inc.                                    24,700    1,265,894
Concord EFS, Inc. #                                   890       38,993
Countrywide Credit                                    500       25,125
H&R Block, Inc.                                     1,020       42,840
Stilwell Financial, Inc.                            1,200       47,175
                                                             1,843,077
FOOD-DIVERSIFIED  - 1.5%
Campbell Soup Co.                                   2,200       76,312
General Mills                                       5,000      222,812
H.J. Heinz Co.                                      1,700       80,538
Hershey Food Corp.                                  2,100      135,975
Safeway, Inc. #                                     2,400      149,850
Sara Lee Corp.                                      6,700      164,569
                                                               830,056
FOREST PRODUCTS  - 0.2%
Georgia Pacific Corp.                               1,130       35,171
Weyerhaeuser Co.                                    1,120       56,770
                                                                91,941
GOLD/SILVER MINING - 0.1%
Barrick Gold Corp.                                  2,090       34,360

HEALTH - 2.0%
American Home Products                              7,150      453,739
Johnson & Johnson                                   6,410      673,451
                                                             1,127,190
HOUSEHOLD PRODUCTS  - 0.2%
Whirlpool Corp.                                     2,500      119,531

INSTRUMENTS-SCIENTIFIC - 0.3%
Applied Biosystems Group #                          1,860      175,537

INSURANCE  - 0.8%
Chubb Corp.                                           450       39,009
Hartford Financial Services Group                     850       59,925
Jefferson Pilot Corp.                                 600       44,700
Lincoln National Corp.                              1,000       47,500
Marsh & McLennan Cos., Inc.                         1,000      116,625
MBIA, Inc.                                            475       35,269
Progressive Corp.                                     350       36,312
St. Paul Cos.                                         700       37,976
Torchmark Corp.                                     1,000       38,500
                                                               455,816
INSURANCE (MULTILINE) - 2.4%
Allstate                                            4,100      178,606
American International Group                       11,300    1,113,756
MetLife, Inc.                                       2,200       77,138
                                                             1,369,500
INTERNET SERVICE  - 0.2%
Yahoo!, Inc. #                                      3,000       90,516

INTERNET - SOFTWARE  - 0.1%
BEA Systems, Inc. #                                   500       33,469

INVESTMENT COMPANIES - 0.1%
Franklin Resources, Inc.                            1,450       55,318

MACHINERY  - 0.3%
Caterpillar, Inc.                                   1,133       53,180
Deere & Co.                                         1,035       47,481
Dover Corp.                                           803       32,471
Halliburton Co.                                     1,500       54,656
McDermott International, Inc.                       1,000       10,750
                                                               198,538
MANUFACTURING  - 0.1%
Millipore                                             480       30,240

MARKETING SERVICES  - 0.1%
Omnicom Group, Inc.                                   805       66,765

MATERIALS & SERVICES  - 0.2%
Ecolab, Inc.                                          800       34,400
Illinois Tool Works, Inc.                           1,400       83,650
Pall Corp.                                          1,040       22,100
                                                               140,150
MEDICAL PRODUCTS  - 1.3%
Affymetrix Inc. #                                     300       22,350
Amgen, Inc. #                                       3,830      245,120

Guidant Corp. #                                     2,500      134,688
Human Genome #                                      2,200      152,487
MedImmune, Inc. #                                   2,750      131,141
Millennium Pharmaceutical #                         1,280       79,200
                                                               764,986

MEDICAL-HMO  - 0.1%
United Healthcare Co.                                 340       20,846
Wellpoint Health Networks #                           380       43,795
                                                                64,641
MEDICAL SERVICES  - 0.6%
Health Management #                                 2,940       61,005
IMS Healthcare, Inc.                                1,680       45,360
Tenet Healthcare Corp.#                             2,190       96,908
The Healthcare Co.                                  2,820      124,813
                                                               328,086
MEDICAL SUPPLIES  - 0.9%
Cardinal Health, Inc.                               1,160      115,855
Medtronic, Inc.                                     6,560      396,060
                                                               511,915
METAL FABRICATING - 0.1%
Timken Co.                                          3,497       53,111

MULTIMEDIA  - 2.0%
Comcast Corp. - Class A                             4,000      166,750
Gannett, Inc.                                       2,200      138,325
Time Warner, Inc.                                   5,400      281,070
Viacom, Inc. - Class B #                            6,553      309,220
Walt Disney Co.                                     8,900      258,100
                                                             1,153,465
NATURAL GAS  (DISTRIBUTOR) - 0.3%
MCN Corp.                                           2,640       73,260
Williams Cos., Inc.                                 2,300       91,712
                                                               164,972
NETWORKING PRODUCTS - 2.7%
3COM Corp. #                                        1,200       10,200
Cisco Systems, Inc. #                              36,670    1,398,044
Network Appliance #                                 1,710      109,760
                                                             1,518,004
OFFICE AUTOMATION & EQUIPMENT - 0.5%
Hewlett Packard                                     7,000      218,750
Pitney Bowes, Inc.                                  1,375       45,461
Xerox Corp.                                         2,180       10,082
                                                               274,293
OIL/GAS (DOMESTIC)  - 1.2%
Anadarko Petroleum                                  1,948      138,074
Baker Hughes                                        1,540       64,295
Burlington Resources                                1,000       50,438
El Paso Energy Co.                                  1,675      120,391
Enron Corp.                                         3,000      249,750
USX Marathon Group                                  1,300       36,156
                                                               659,104
OIL/GAS (INTERNATIONAL ) - 3.1%
BP Amoco PLC Sponsored ADR                            848       40,545
Chevron Corp.                                       3,300      279,057
Exxon Corp.                                        16,262    1,407,679
Transocean Sedco                                      619       28,435
                                                             1,755,716
OILFIELD SERVICES/ EQUIPMENT - 0.8%
Coastal Corp.                                       1,600      141,200
Kerr-McGee Corp.                                      700       46,813
Schlumberger Ltd.                                   3,000      241,125
                                                               429,138
OIL AND NATURAL GAS  - 0.4%
Amerada Hess                                          200       14,612
Apache Corp.                                          900       62,944
Nabors Industries #                                   500       29,470
Ocean Energy, Inc.                                  4,660       80,385
Santa Fe International Corp.                        1,000       31,875
                                                               219,286
PAPER & FOREST  PRODUCTS - 0.2%
International Paper                                 2,485      101,574

PETROLEUM  (INTEGRATED) - 1.8%
Conoco, Inc. - Class B                              3,800      110,675
Occidental Petroleum Corp.                          2,900       70,869
Phillips Petroleum                                    900       51,075
Royal Dutch Petroleum                              10,100      611,050
Texaco Corp.                                        2,600      161,200
                                                             1,004,869
PIPELINES  - 0.1%
Dynegy Inc. - Class A                               1,445       80,468

PUBLISHING  - 0.1%
Tribune Co.                                         1,400       59,238

RESTAURANT  - 0.9%
McDonald's Corp.                                   10,200      346,800
Wendy's International, Inc.                         6,600      172,837
                                                               519,637
RETAIL  - 0.2%
Circuit City Stores                                 2,800       32,900
Limited, Inc.                                       2,000       34,125
May Department Store                                1,200       39,300
                                                               106,325
RETAIL GROCERY  - 0.4%
Albertson's, Inc.                                   3,300       87,038
Kroger Co. #                                        4,300      116,906
                                                               203,944

RETAIL STORE  - 3.4%
Action Performance #                               24,500       58,953
Best Buy Co. #                                      1,800       53,325
Federated Department Stores #                       3,300      115,500
Gap, Inc.                                           5,300      135,481
Home Depot, Inc.                                    7,800      355,388
J.C. Penny                                          2,800       30,625
Lowe's Companies                                    2,500      111,250
Staples #                                           2,500       29,531
Target Stores                                       4,700      151,869
WalMart Stores, Inc.                               16,500      876,562
                                                             1,918,484
RUBBER/PLASTICS  - 0.1%
Newell Rubbermaid Co.                               3,000       68,250

SEMICONDUCTOR  - 0.1%
National Semiconductor Corp. #                        550       11,069
Vitesse Semiconductor #                               590       32,634
                                                                43,703
SERVICES  - 0.2%
Paychex, Inc.                                       2,182      106,100

SUPER - REGIONAL BANK - U.S. - 0.2%
Comerica, Inc.                                        900       53,212
Keycorp                                             3,200       89,400
                                                               142,612
TELECOMMUNICATION EQUIPMENT - 2.5%
ADC Telecom, Inc. #                                 2,500       45,156
Comverse Technology, Inc. #                         1,010      110,090
JDS Uniphase Corp. #                                4,500      186,468
Nokia Corp. - ADR - Class A                         2,490      108,626
Nortel Networks                                    13,710      440,434
QUALCOMM, Inc. #                                    3,500      288,094
SDL, Inc. #                                           270       40,011
Sprint PCS Group #                                  4,105       83,126
Vodafone AirTouch PLC - ADR                         2,785       99,738
                                                             1,401,743
TELECOMMUNICATION SERVICES - 5.9%
Alltel Corp.                                        1,825      113,720
AT&T Corp.                                         17,780      301,149
BellSouth Corp.                                     7,890      322,997
Global Crossing Ltd. #                             17,104      243,732
Lucent Technologies, Inc.                          15,000      199,687
Nextel Communications #                             4,660      115,044
Qwest Communications #                              6,863      279,667
SBC Communications                                 16,329      777,667
Sprint Corp. FON Group                              3,975       80,494
Tellabs, Inc. #                                       940       53,110
Verizon Communications                             12,975      649,561
Worldcom, Inc. #                                   18,492      258,888
                                                             3,395,716
TOBACCO  - 1.3%
Philip Morris Cos.                                 12,700      560,388
UST, Inc.                                           6,100      171,181
                                                               731,569
TOYS  - 0.5%
JAKKS Pacific Co. #                                 9,000       82,125
Toys "R" Us, Inc. #                                11,100      185,925
                                                               268,050
TRANSPORTATION  - 0.1%
Fedex Corp. #                                       1,350       54,000

TRANSPORTATION - RAILROAD - 0.2%
Burlington Northern Santa Fe                        1,935       54,664
Union Pacific Corp.                                 1,490       75,245
                                                               129,909
TRAVEL SERVICES  - 0.2%
Carnival Corp.                                      2,500       77,344
Sabre Holdings Corp. #                                618       26,651
                                                               103,995
TRUCKING/TRANSPORTATION LEASING - 0.0%
CSX Corp.                                           1,047       27,222

WASTE DISPOSAL NON-HAZARDOUS - 0.2%
Stericycle, Inc. #                                    500       19,063
Waste Connections, Inc. #                             600       19,837
Waste Management, Inc.                              3,670      101,154
                                                               140,054

TOTAL COMMON STOCKS
(Cost  $50,679,035)                                         54,626,435

U.S. TREASURY OBLIGATIONS - 0.4%
**  U.S. Treasury Bill 5.64%  01/04/2001            6,000        5,997
  *  U.S. Treasury Bill 6.07%  03/01/2001         200,000      198,033

TOTAL U.S. TREASURY OBLIGATIONS
(Cost  $204,029)                                               204,030

REPURCHASE AGREEMENTS - 4.0%
Smith Barney Securities LLC, 6.81%, 01/02/01
    Collateralized by $2,383,740 various
    commercial papers, 4.12 - 6.38% , 01/10/01 -
    03/14/01, market value - $2,400,450)        2,337,000    2,337,000

TOTAL REPURCHASE AGREEMENTS
(Cost  $2,337,000)                                           2,337,000

TOTAL INVESTMENTS
(Cost  $53,220,064)                                         57,167,465

TRUSTEE DEFERRED COMPENSATION***
Flex-funds Highlands Growth Fund                      775       14,414
Flex-funds Muirfield Fund                           1,486        7,581
Flex-funds Total Return Utilities Fund                346        7,487
Meeder Advisor International Equity Fund              672        8,862

TOTAL TRUSTEE DEFERRED COMPENSATION
(COST  $42,790)                                                 38,344

                                                  CONTRACTS    VALUE
FUTURES CONTRACTS
Long, S&P 500 Futures, face amount $1,318,60            4    1,335,000

TOTAL FUTURES CONTRACTS                                      1,335,000

ADR  American Depositary Receipt
#    Represents non-income producing securities.
*    Pledged as collateral on futures contracts.
**   Pledged as collateral on Letter of Credit.
*** Assets of affiliates to the Growth Stock Portfolio held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

See accompanying notes to financial statements.


                                International Equity Fund
                        Portfolio of Investments as of December 31, 2000


                                                  SHARES OR
INDUSTRIES / CLASSIFICATIONS                     FACE AMOUNT         VALUE

COMMON STOCKS - 100.0%
ADVERTISING  - 0.4%
Cordiant Communications Group                         6,100          25,244
WPP Group PLC                                         4,200          54,716
                                                                     79,960
AEROSPACE/DEFENSE  - 0.3%
BAE Systems PLC                                      10,118          57,744

AIR TRANSPORTATION  - 0.2%
Cathay Pacific Airways                                8,000          14,770
Singapore Airlines Ltd.                               3,400          33,716
                                                                     48,486
APPLIANCES  - 0.0%
Fisher & Paykel Industries Ltd.                         800           2,830

APPLICATION SOFTWARE  - 0.2%
Cedar Group PLC #                                     1,700           7,873
Fuji Soft ABC, Inc.                                     300          19,317
Sumisho Computer Systems Corp.                          200          10,659
                                                                     37,849
AUTOPARTS  - 0.3%
Denso Corp.                                           3,000          64,739

AUTO AND TRUCK  - 2.9%
Autobacs Seven Co. #                                    300           6,251
Bayerische Motoren Werke AG                           2,900          94,834
Fiat SpA                                              3,225          79,818
GKN Ord.                                              3,094          32,681
Honda Motor Co., Ltd.                                 2,000          74,436
Nissan Motor Co., Ltd. #                              8,000          45,990
Toyota Motor Corp.                                    8,600         274,244
                                                                    608,254
BANKING  - 14.8%
Abbey National PLC                                    2,000          36,424
Asahi Bank Ltd.                                       5,000          16,993
Banca Intesa SpA                                     22,000         105,399
Banca Nazionale del Lavoro                           31,440          96,748
Banco Bilbao Vizcaya Argentaria                       7,000         104,409
Banco Santander Central Hispano SA                   10,000         107,280
Bank of East Asia                                     4,000          10,334
Bank of Fukuoka Ltd.                                  4,000          17,054
Bank of Toyko-Mitsubishi Ltd.                        11,000         109,270
Bank of Yokohama Ltd.                                 6,000          27,206
Barclays PLC                                          2,783          86,150
Bayerische Hypo-und Vereinsbank AG                    1,900         106,815
Christiania Bank Og Kreditkasse                      19,100         107,270
Commonwealth Bank of Australia                        2,830          48,802
Daiwa Bank Ltd.                                       6,000           9,803
DBS Group Holdings Ltd.                               2,600          29,380
Deutsche Bank AG                                      1,220         102,811
Dexia                                                   850         154,059
ForeningsSparbankens - AB                             7,500         115,007

Halifax PLC                                           6,330          62,747
Hang Seng Bank Ltd.                                   4,400          59,233
HSBC Holdings                                           800          11,847
HSBC Holdings PLC                                    19,777         291,036
ING Groep NV                                          4,243         339,714
Macquarie Bank Ltd.                                   1,800          28,927
Mitsubishi Trust                                      4,000          27,468
Mizuho Holdings, Inc.                                    20         123,711
National Australia Bank Ltd.                          3,090          49,675
Overseas-Chinese Banking Corp., Ltd.                  3,000          22,312
Royal Bank of Scotland Group PLC                      5,063         119,664
San Paolo - IMI SpA                                   5,900          95,609
Sanwa Bank Ltd.                                       3,000          20,994
Softbank Corp.                                          800          27,748
Sumitomo Bank Ltd.                                   10,000         102,480
Sumitomo Trust                                        4,000          27,154
Tokai Bank Ltd.                                       5,000          21,623
UBS AG                                                1,350         221,106
United Overseas Bank Ltd.                             3,000          22,485
Westpac Banking Corp.                                 3,957          29,132
                                                                  3,095,879
BEVERAGE (ALCOHOLIC)  - 0.6%
Bass PLC                                              1,744          18,994
Diageo PLC                                            8,720          97,708
Fraser & Neave Ltd.                                   1,000           3,863
                                                                    120,565
BREWERY  - 0.4%
Asahi Breweries                                       3,000          30,535
Interbrew #                                           1,659          57,952
                                                                     88,487
BROADCASTING/CABLE TV - 0.7%
British Sky Broadcasting Group PLC #                  3,282          54,966
Reuters Holdings PLC                                  4,068          68,859
Tokyo Broadcasting System, Inc.                       1,000          29,530
                                                                    153,355
BROADCASTING & PUBLISHING - 0.3%
News Corporation Ltd.                                 9,354          73,073

BUILDING & CONSTRUCTION  - 3.1%
Bouygues SA                                           1,700          77,190
Compagnie de St - Gobain                                700         110,206
Daikin Industries Ltd.                                1,000          19,221
Electricdade de Portugal, SA                         18,000          59,625
Obayashi Corp.                                       15,000          64,477
Sekisui House                                         4,000          36,519
Suez Lyonnaise des Eaux  SA                           1,050         192,186
Transurban Group #                                    3,800           9,665
Vinci                                                 1,350          83,212
                                                                    652,301
BUILDING MATERIALS  - 0.6%
LaFarge                                               1,600         134,457

CASINO SERVICES  - 0.1%
Aristocrat Leisure Ltd.                               4,630          13,354

CELLULAR TELECOMMUNICATIONS  - 0.1%
NTT DoCoMo Inc.                                           1          17,211

CHEMICALS  - 1.0%
Bayer AG                                              2,100         110,332
Mitsui Chemicals, Inc.                                5,000          24,157
Shin-Etsu Chemical Co., Ltd.                          1,000          38,441
Sumitomo Bakelite                                     3,000          27,599
                                                                    200,529
CHEMICAL (DIVERSIFIED)  - 1.4%
Aventis SA                                            2,700         237,568
BOC Group PLC                                         3,410          51,812
                                                                    289,380
CHEMICAL (SPECIALTY )  - 0.6%
L' Air Liquide SA                                       900         134,580

COMMERCIAL SERVICES  - 0.1%
Benesse Corp.                                           700          25,930

COMPUTER & PERIPHERALS - 1.3%
Cap Gemini SA                                           400          64,669
Creative Technology Ltd.                                200           2,272
Fujitsu Ltd.                                          6,000          88,275
Logica PLC                                            1,353          35,374
NEC Corp.                                             5,000          91,298
                                                                    281,888
COMPUTER SOFTWARE & SERVICES - 0.7%
Axon Group PLC                                        1,400          15,844
Konami Co. Ltd.                                         400          29,949
Sap Ag-Vorzug                                           640          90,516
                                                                    136,309
COMPUTER SYSTEMS  - 0.3%
Biodata Information Technology AG #                     120          19,197
Itochu Techno Science Corp.                             200          37,026
                                                                     56,223
CONSUMER DURABLES  - 0.2%
Unilever PLC                                          5,000          42,803

COSMETICS  - 0.4%
Kao Corp.                                             3,000          87,017

DISTRIBUTION WHOLESALER - 0.4%
Li & Fung Ltd.                                        8,000          14,565
Marubeni Corp. #                                     12,000          28,307
Mitsui & Co.                                          7,000          43,971
                                                                     86,843

DIVERSIFIED  - 4.4%
BBA Group PLC                                         6,000          33,167
Broken Hill Proprietary Co., Ltd.                     5,812          61,476
Brambles Industries Ltd.                                916          21,467
Citic Pacific Ltd.                                    4,000          14,180
Cookson Group PLC                                     5,000          13,072
Granada Group PLC #                                   8,931          97,203
Hutchison Whampoa Ltd.                               10,800         134,659
Lagardere SCA                                         1,100          63,973
Rio Tinto Ltd.                                        1,400          22,996
Smith Group PLC                                       3,000          36,215
Sulzer AG #                                             150         108,579
Swire Pacific Ltd.                                    4,500          32,453
Vivendi Universal                                     3,650         240,782
Wharf Holdings Ltd.                                   8,000          19,437
                                                                    899,659
DIVERSIFIED CONGLOMERATES - 0.2%
Mitsubishi Corp.                                      5,000          36,781

DRUG  - 1.7%
Elan Corp. PLC #                                      2,000          94,000
Roche Holdings AG                                        21         214,688
Sankyo Co., Ltd.                                      2,000          47,877
                                                                    356,565
E-COMMERCE  - 0.0%
QXLRicardo PLC #                                     20,000           2,689

ELECTRIC PRODUCTION MISC. - 3.0%
Chubu Electric Power Co., Inc.                        1,800          30,839
CLP Holdings Ltd.                                     5,500          27,431
Hitachi Ltd.                                         10,000          88,939
Mitsubishi Electric Corp.                             4,000          24,568
National Grid Group PLC                               5,400          49,091
Rohm Co., Ltd.                                          400          75,834
Sanyo Electric Co., Ltd.                             10,000          82,998
Scottish Power PLC                                    5,500          43,468
Sharp Corp.                                           3,000          36,117
Tokyo Electric Power Co.                              2,200          54,491
Union Electric Fenosa                                 6,000         110,385
                                                                    624,161
ELECTRONIC COMPONENT - MISCELLANEOUS  - 4.3%
Advantest Corp.                                         100           9,348
Arm Holdings PLC #                                    3,900          29,483
Chartered Semiconductor Manufacturing Ltd. #          3,000           8,198
Fanuc Ltd.                                              400          27,154
Johnson Electric Holdings Ltd.                        8,000          12,308
Koninklijke Philips Electronics NV                    3,654         134,174
Kyocera Corp.                                           500          54,473
Mabuchi Motor Co., Ltd.                                 400          40,678
Matsushita Electric Industrial Co., Ltd.              6,000         143,107
Murata Manufacturing Co., Ltd.                          600          70,243
Sony Corp.                                            2,100         143,107
STMicroelectronics NV                                 2,300         100,645
Sumitomo Electric Industries                          5,000          81,862
Terumo Corp.                                          1,000          21,842
Venture Manufacturing Ltd.                            2,000          13,376
                                                                    889,998
ELECTRONICS  - 0.1%
NGK Insulators Ltd.                                   2,000          26,437

ENGINEERING RESEARCH & DEVELOPMENT - 0.1%
Sembcorp Industries Ltd.                              4,000           3,920
Singapore Technologies Engineering Ltd.               8,000          12,869
                                                                     16,789
ENTERTAINMENT/MEDIA  - 0.7%
Capcom Co., Ltd.                                        500          17,124
Pearson PLC                                           2,731          64,874
Promota de Informaciones SA #                         3,700          61,281
                                                                    143,279
FINANCE  - 1.6%
Acom Co., Ltd.                                          500          36,825
Lend Lease Corp., Ltd.                                1,200          11,209
Lloyds TSB Group PLC                                 15,952         168,733
Nomura Securities Co., Ltd.                           5,000          89,769
Orix Corp.                                              300          30,037
Singapore Exchange, Ltd. #                            2,000           1,499
                                                                    338,072
FINANCIAL SERVICES  - 0.4%
Daiwa Securities Group, Inc.                          4,000          41,692
Legal & General Group PLC                            17,834          49,158
                                                                     90,850
FOOD-DIVERSIFIED  - 3.3%
Ajinomoto Co., Inc.                                   5,000          64,870
Ariake Japan Co., Ltd.                                  500          31,059
Cadbury Schweppes PLC                                 3,700          25,594
Koninklijke Ahold NV                                  4,437         143,468
Nestle SA                                               135         315,985
Royal Canin SA                                        1,000         107,279
                                                                    688,255
FOOD - RETAIL  - 0.9%
Carrefour SA                                            850          53,513
Delhaize Le Lion                                      1,000          47,664
Sodexho Alliance SA                                     420          77,981
                                                                    179,158
HOTEL/GAMING  - 0.4%
Accor SA                                              1,400          59,286
Hilton Group PLC                                      7,000          21,857
                                                                     81,143
HOUSEHOLD PRODUCTS  - 0.2%
Asahi Glass Co., Ltd.                                 6,000          49,432

INSURANCE (MULTILINE) - 1.7%
Aegon NV                                              3,100         128,534
Prudential Corp., PLC                                 6,025          96,945
Zurich Financial Services Group                         200         120,994
                                                                    346,473

INSURANCE (PROPERTY/CASUALTY) - 1.2%
Allianz AG                                              580         217,232
Mitsui Marine & Fire Insurance Co., Ltd.              6,000          34,335
                                                                    251,567
INSURANCE  - 3.3%
Assicurazioni Generali                                2,850         112,724
Axa                                                   1,337         193,760
Fortis AG                                             5,200         169,314
Muenchener Rueckversicherungs - Gesellschaft AG         190          67,944
Swiss Re                                                 60         144,339
                                                                    688,081
INTERNET FINANCIAL SERVICES - 0.1%
Egg PLC #                                            12,000          21,783

INTERNET - SOFTWARE  - 0.1%
Geo Interactive Media Group PLC #                     1,180          12,914
Pacific Century Cyberworks Ltd. #                    25,545          16,539
                                                                     29,453
INVESTMENT COMPANIES  - 0.3%
Amvescap PLC                                          3,100          63,635

MACHINERY  - 0.3%
SMC Corp.                                               400          51,372
Toyoda Automatic Loom Works, Ltd.                     1,000          19,657
                                                                     71,029
MANUFACTURING  - 2.3%
E.On AG                                               3,900         237,785
Mitsubishi Heavy Industries, Ltd.                    10,000          43,509
NTN Corp.                                             9,000          27,914
Siemens AG                                            1,350         176,982
                                                                    486,190
MEDICAL PRODUCTS  - 5.3%
AstraZeneca PLC                                       2,861         144,259
Glaxosmithkline PLC #                                14,270         402,936
Novartis AG                                             186         329,973
Nycomed Amersham PLC                                  2,000          16,658
Takeda Chemical Industries                            2,000         118,120
Woolworths Ltd.                                      11,400          53,562
Yamanouchi Pharmaceutical Co., Ltd.                   1,000          43,159
                                                                  1,108,667
MEDICAL-DRUGS  - 0.5%
Daiichi Pharmaceutical Co., Ltd.                      2,000          59,409
FH Faulding & Co., Ltd.                               5,300          34,924
                                                                     94,333
MEDICAL - HOSPITAL  - 0.0%
Parkway Holdings Ltd.                                 1,000           1,845

MINING  - 0.6%
Mitsui Mining & Smelting Co., Ltd.                    7,000          53,818
Rio Tinto PLC                                         4,460          78,493
                                                                    132,311
NETWORKING PRODUCTION  - 0.1%
Batm Advanced Communications, Ltd.                   10,000          15,911

OFFICE AUTOMATION & EQUIPMENT - 0.3%
Canon, Inc.                                           1,000          34,947
Ricoh Co., Ltd.                                       2,000          36,869
                                                                     71,816
OIL AND NATURAL GAS  - 7.4%
Amp Ltd.                                              3,770          42,538
BG Group PLC                                          9,005          35,248
BP Amoco PLC                                         53,588         432,328
Centrica PLC                                         12,070          46,749
ENI SpA                                              18,500         118,680
Hong Kong & China Gas Co., Ltd.                      11,680          17,146
Lattice Group PLC #                                   7,280          16,424
Repsol - YPF, SA                                      4,750          76,079
Royal Dutch Petroleum Co.                             6,300         386,901
Tokyo Gas Co.                                        26,000          76,778
Total Fina SA                                         1,948         290,374
                                                                  1,539,245
OPTICAL SUPPLIES  - 0.4%
Essilor International SA                                267          87,313

PAPER & FOREST PRODUCTS - 0.1%
Nippon Paper Industries Co., Ltd.                     3,000          17,849

PHOTOGRAPHIC EQUIPMENT AND SUPPLIES - 0.4%
Fuji Photo Film                                       2,000          83,523

PRINTING-COMMERCIAL  - 0.3%
Dai Nippon Printing Co., Ltd.                         4,000          59,444

PROTECTION-SAFETY EQUIPMENT - 0.3%
Secom Co., Ltd.                                       1,000          65,088

PUBLISHING  - 1.8%
Elsevier NV                                           9,300         137,053
Independent News & Media PLC                         23,000          62,768
Singapore Press Holdings Ltd.                           800          11,807
South China Morning Post Holdings Ltd.                8,000           5,949
Verenigde Nederlandse Uitgeversbedrijven Vereni       3,304         162,768
                                                                    380,345
PUBLIC THOROUGHFARES  - 0.2%
Autostrade SpA                                        7,800          51,748

RADIO  - 0.1%
Capital Radio PLC                                     1,100          19,680

REAL ESTATE MANAGEMENT & INVESTMENT  - 1.1%
Chelsfield PLC                                        4,348          23,483
Cheung Kong Holdings Ltd.                             2,000          25,578
City Developments Ltd.                                3,000          13,923
Henderson Land Development Co., Ltd.                  3,000          15,270
Land Securities PLC                                   2,000          25,174
Mitsubishi Estate Co., Ltd.                           4,000          42,635
New World Development Co.,Ltd.                        8,000           9,693
Sun Hung Kai Properties Ltd.                          6,000          59,810
Westfield Holdings Ltd.                               3,250          24,395
                                                                    239,961
REAL ESTATE DEVELOPMENT  - 0.1%
Capitaland Ltd. #                                     9,000          15,566

RETAIL  - 0.9%
Fast Retailing Co., Ltd.                                100          19,553
Isetan Co., Ltd.                                      3,000          31,583
J.D. Wetherspoon PLC                                  4,700          23,347
Otsuka Kagu Ltd.                                        200          11,707
Pinault Pritemps Redoute SA                             430          92,625
                                                                    178,815
RETAIL GROCERY  - 0.2%
Ito-Yokado Co., Ltd.                                  1,000          49,799

RETAIL STORE  - 0.3%
Debenhams PLC                                         6,500          28,138
Kingfisher PLC                                        3,827          28,459
                                                                     56,597
SHIP BUILDING  - 0.0%
Keppel Corp., Ltd.                                    2,000           3,897

STEEL (INTEGRATED)  - 0.2%
Nippon Steel Corp.                                   31,000          51,188

TELECOMMUNICATIONS  - 4.1%
Deutsche Telekom AG                                   8,000         239,103
Nippon Telegraph & Telephone Corp.                       31         222,899
Portugal Telecom SA                                   6,100          55,912
Singapore Telecommunications Ltd.                    16,000          24,814
Telecom Corp. of New Zealand Ltd.                     8,100          17,273
Telecom Italia SpA                                   11,000         121,941
Telephonica SA #                                     10,000         165,625
                                                                    847,567
TELECOMMUNICATION EQUIPMENT - 8.9%
Alcatel Alsthom                                       2,900         165,107
Telefonaktiebolaget LM Ericsson AB                   18,500         211,046
France Telecom SA                                     1,820         157,484
Marconi PLC                                           5,958          64,000
Nokia  Oyj                                           10,750         480,524
Telecom Italia Mobile SpA                            23,600         188,886
Vivendi Environnement #                               1,433          62,706
Vodafone AirTouch PLC                               146,235         536,356
                                                                  1,866,109
TELECOMMUNICATION SERVICES - 1.7%
British Telecommunications PLC                       16,674         142,491
Rank Group PLC                                        9,375          24,511
Sonera Group Oyj                                      2,500          45,406
Telenor ASA #                                        13,000          56,639
Telestra Corp., Ltd.                                 22,176          79,479
                                                                    348,526
TELEVISION  - 0.1%
Tele1 Europe Holding AB #                             3,858          18,628
Television Broadcasts Ltd.                            2,000          10,513
                                                                     29,141
TIRE AND RUBBER  - 0.1%
Bridgestone Corp.                                     2,000          18,172

TOBACCO  - 0.1%
British American Tobacco PLC                          3,020          22,999

TOYS  - 0.1%
Nintendo Co.                                            100          15,717

TRAFFIC MANAGEMENT  - 0.1%
Trafficmaster PLC #                                   3,000          17,323

TRANSPORTATION  - 1.9%
Central Japan Railway Co.                                 9          55,277
Deutsche Post AG #                                    2,700          58,439
East Japan Railway Co.                                   12          70,243
Exel PLC                                              2,770          39,315
National Express Group PLC                            1,500          16,202
Neptune Orient LNS #                                  4,000           3,136
P&O Princess Cruises PLC #                            6,449          27,266
Peninsular & Oriental Steam Navigation Co.            6,949          32,911
Railtrack Group PLC                                   2,021          27,929
Stagecoach Holdings                                   2,700           2,663
Yamato Transport Co., Ltd.                            4,000          73,389
                                                                    406,770
TRAVEL SERVICES  - 0.3%
Kuoni Reisen Holding AG                                 150          65,017


TOTAL COMMON STOCKS
(Cost  $20,162,977)                                              20,933,807

TOTAL INVESTMENTS - 100%
(Cost  $20,162,977)                                              20,933,807

TRUSTEE DEFERRED COMPENSATION*

Flex-funds Highlands Growth Fund                        349           6,492
Flex-funds Muirfield Fund                               658           3,355
Flex-funds Total Return Utilities Fund                  146           3,145
Meeder Advisor International Equity Fund                306           4,034

TOTAL TRUSTEE DEFERRED COMPENSATION
(Cost  $19,028)                                                      17,026


FORWARD CURRENCY CONTRACTS

                      Contract Amount   Contract Amount  Contract Value      Unrealized      Delivery
Currency Purchased   (Local Currency)   (U.S. Dollars)   (U.S. Dollars)     Appreciation       Date
------------------   ----------------   --------------   --------------     ------------       ----
British Pound            27,741             $40,826         $41,445             $619         01/02/01

#    Represents non-income producing securities.

* Assets of affiliates to the International Equity Fund held for the benefit of the Portfolio's Trustees in connection with the Trustee Deferred Compensation Plan.

     Portfolio Composition by Country of Domicile as of December 31, 2000:
        Austrailia - 2.89%      New Zealand - 0.10%
        Belgium - 2.05%         Norway - 0.78%
        Finland - 2.51%         Portugal - 0.55%
        France - 13.19%         Singapore - 1.09%
        Germany - 7.79%         Spain - 2.09%
        Hong Kong - 2.44%       Sweden - 1.41%
        Ireland - 0.75%         Switzerland - 7.26%
        Italy - 4.64%           United Kingdom - 20.64%
        Japan - 22.40%          United States - 0.10%
        Netherlands - 7.32%

See accompanying notes to financial statements.

STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 2000

                                                            TACTICAL ASSET     UTILITY         CORE
                                                              ALLOCATION       GROWTH         EQUITY
                                                                 FUND           FUND           FUND
Assets
           Investments in corresponding portfolio, at value    $10,365,309     $6,432,301   $13,154,705
           Receivable for capital stock issued                           0         17,089        15,688
           Receivable from investment advisor                        4,053         32,562        17,985
           Unamortized organization costs                                0              0         3,161
           Other assets                                             21,813          1,057        15,092
Total Assets                                                    10,391,175      6,483,009    13,206,631

Liabilities
           Payable for capital stock redee                          93,197          5,294       218,819
           Dividends payable                                             0             74             0
           Dealer commissions payable                                2,668            236           551
           Accrued distribution plan and s                          40,320         10,709        27,930
           Accrued transfer agent and admi                           1,395            816         1,619
           Other accrued liabilities                                 6,063         15,150         3,985
Total Liabilities                                                  143,643         32,279       252,904

Total Net Assets                                                10,247,532      6,450,730    12,953,727

Net Assets
           Capital                                              13,213,015      5,494,987    12,242,379
           Accumulated undistributed (distributions in
              excess of) net investment income                     375,281           (837)       (1,853)
           Accumulated undistributed net realized gain
              (loss) from investments                           (2,262,314)       (35,974)      522,912
           Net unrealized appreciation (depreciation) of
              investmetns                                       (1,078,450)       992,554       190,289
Total Net Assets                                               $10,247,532     $6,450,730   $12,953,727

Net Assets
  Class A Shares                                                  $375,693     $3,083,499    $7,387,073
  Class C Shares                                                 9,871,839      3,367,231     5,566,654
                                                               $10,247,532     $6,450,730   $12,953,727

Capital Stock Outstanding
  (indefinite number of shares authorized, $0.10 par value)
  Class A Shares                                                    37,374        151,426       458,386
  Class C Shares                                                   861,307        168,328       347,153
                                                                   898,681        319,754       805,539

Net Asset Value - Redemption Price Per Share
  Class A Shares                                                    $10.05         $20.36        $16.12
  Class C Shares*                                                   $11.46         $20.00        $16.04
Maximum Sales Charge - Class A Shares                                 5.75%          5.75%         5.75%
Maximum Offering Price Per Share - Class A                          $10.66         $21.60        $17.10

*  Redemption price varies based upon holding period.

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                  TACTICAL ASSET    UTILITY         CORE
                                                                    ALLOCATION       GROWTH        EQUITY
                                                                       FUND           FUND          FUND

Net Investment Income from Corresponding Portfolio
         Interest                                                       $175,021       $12,731       $57,269
         Dividends                                                       545,198       144,930       141,243
         Expenses net of waivers and/or reimbursements                  (152,989)      (66,985)     (157,216)
Total Net Investment Income from Corresponding Portfolio                 567,230        90,676        41,296

Fund Expenses
         Administrative                                                    8,719         2,584         7,137
         Transfer agent                                                   21,563         7,990        14,274
         Distribution plan - Class A                                       1,318         6,241        20,366
         Distribution plan - Class C                                     126,831        20,041        45,957
         Shareholder service - Class A                                     1,318         6,241        20,366
         Shareholder service - Class C                                    42,277         6,680        15,319
         Audit                                                             2,006         2,006         2,006
         Legal                                                             2,273         2,273         2,273
         Printing                                                          6,934         2,975         6,120
         Amortization of organizational costs                              3,631         2,657         2,006
         Postage                                                           2,947         2,103         2,803
         Registration and filing                                           2,395        25,811         8,889
         Insurance                                                           135         2,898           132
         Other                                                             2,621         2,279         2,306
Total Expenses                                                           224,968        92,779       149,954
Expenses reimbursed by investment advisor                                 (7,724)      (55,477)      (41,993)
Net Expenses                                                             217,244        37,302       107,961

Net Investment Income (Loss)                                             349,986        53,374       (66,665)

Net Realized and Unrealized Gain (Loss) from Investments
   from Corresponding Portfolio
         Net realized gains (losses) from futures contracts           (1,067,948)            0       (78,435)
         Net realized gains from investments                            (724,934)      344,568       841,144
         Net change in unrealized appreciation (depreciation)
            of investments                                            (1,981,269)      572,946    (2,243,090)
Net Gain (Loss) from Investments                                      (3,774,151)      917,514    (1,480,381)

Net Increase (Decrease) in Net Assets Resulting from Operations      ($3,424,165)     $970,888   ($1,547,046)

See accompanying notes to financial statements.

STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 2000

                                                       INTERNATIONAL EQUITY FUND
Assets
         Investments, at value (cost $20,162,977)             $20,933,807
         Trustee Deferred Compensation Plan, at value
            (cost $19,028)                                         17,026
         Cash                                                     591,333
         Receivable for securities sold                            41,180
         Receivable for capital stock issued                       13,313
         Receivable for foreign currency contract                     619
         Dividends, interest and tax reclaims receivable,
            at value                                               37,889
         Unamortized organization costs                             9,711
         Other assets                                              11,021
Total Assets                                                   21,655,899

Liabilities
         Payable to investment advisor                             17,926
         Payable for securities purchased                          86,159
         Payable for capital stock redeemed                       305,655
         Dividends payable                                             93
         Dealer commissions payable                                 6,178
         Trustee Deferred Compensation Plan, at value              17,026
         Accrued custodian fees                                     4,767
         Accrued distribution plan and shareholder service fees 5,890 Accrued transfer agent, fund accounting and
            administrative fees                                     4,840
         Other accrued liabilities                                 15,186
Total Liabilities                                                 463,720

Total Net Assets                                               21,192,179

Net Assets
         Capital                                               20,557,723
         Accumulated undistributed (distributions in excess
            of) net investment income                              88,933
         Accumulated undistributed net realized gain (loss)
            from investments                                     (225,307)
         Net unrealized appreciation of investments               770,830
Total Net Assets                                              $21,192,179

Capital Stock Outstanding                                       1,575,878
  (indefinite number of shares authorized, $0.10 par value)

Net Asset Value - Redemption Price Per Share                       $13.45
Maximum Sales Charge                                                 5.75%
Maximum Offering Price Per Share                                   $14.27

See accompanying notes to financial statements.


STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                    INTERNATIONAL EQUITY FUND
Investment Income
             Interest                                      $66,146
             Dividends                                     307,812
             Foreign taxes withheld                        (34,222)
Total Investment Income                                    339,736

Expenses
             Investment advisor                            232,386
             Fund accounting                                30,082
             Transfer agent                                 26,289
             Administrative                                 11,619
             Custodian                                      61,845
             Distribution plan and shareholder service      25,844
             Audit                                          14,040
             Trustee                                         9,754
             Registration and filing                         7,030
             Amortization of organizational costs            5,841
             Printing                                        3,367
             Legal                                           2,273
             Postage                                         2,328
             Insurance                                         118
             Other                                           3,272
Total Expenses                                             436,088
Expenses reimbursed by investment advisor                     (265)
Net Expenses                                               435,823

Net Investment Income (Loss)                               (96,087)

Net Realized and Unrealized Gain (Loss) from Investments
             Net realized gains from investments and
                foreign currency transactions            1,717,373
             Net change in unrealized appreciation
                (depreciation) of investments           (4,896,918)
Net Gain (Loss) from Investments                        (3,179,545)

Net Increase (Decrease) in Net Assets Resulting from
   Operations                                          ($3,275,632)

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND DECEMBER 31, 1999

TACTICAL ASSET ALLOCATION FUND                                         For the year ended December 31, 2000

                                                                    Total         Class A         Class C
Increase (Decrease) in Net Assets
Operations
           Net investment income (loss)                              $349,986         $12,593       $337,393
           Net realized gain (loss) from investments and
              futures contracts                                    (1,792,882)        (61,207)    (1,731,675)
           Net change in unrealized appreciatiion (depreciation)
              of investments                                       (1,981,269)        (50,640)    (1,930,629)
Net increase in net assets resulting from operations               (3,424,165)        (99,254)    (3,324,911)
Dividends and Distributions to Shareholders from
           Net investment income                                     (374,764)        (17,700)      (357,064)
           In excess of net investment income                               0               0              0
           Net realized gain from investments                               0               0              0
           In excess of net realized gain from investments and
              futures contracts                                             0               0              0
Net decrease in net assets resulting from dividends and
   distributions                                                     (374,764)        (17,700)      (357,064)
Capital Transactions
           Issued                                                   2,820,537         272,460      2,548,077
           Reinvested                                                 373,346          17,602        355,744
           Redeemed                                               (11,839,701)       (422,137)   (11,417,564)
Net increase (decrease) in net assets resulting from capital
   transactions                                                    (8,645,818)       (132,075)    (8,513,743)

Total Increase (Decrease) in Net Assets                           (12,444,747)       (249,029)   (12,195,718)

Net Assets - Beginning of Period                                   22,692,279         624,722     22,067,557

Net Assets - End of Period                                        $10,247,532        $375,693     $9,871,839

Share Transactions
           Issued                                                     216,000          24,078        191,922
           Reinvested                                                  29,974           1,590         28,384
           Redeemed                                                  (957,171)        (38,262)      (918,909)
Change in shares                                                     (711,197)        (12,594)      (698,603)


TACTICAL ASSET ALLOCATION FUND           For the year ended December 31, 1999

                                          TOTAL     CLASS A     CLASS C
 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income (loss)             $83,368    $1,993      $81,375
  Net realized gains from investment and
   futures contract transactions         3,224,772    16,691    3,208,081
  Net change in unrealized appreciation
   of investments                         (909,565)   29,830     (939,395)

 Net increase in net assets
  resulting from operations              2,398,575    48,514    2,350,061

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income               (83,332)   (1,970)     (81,362)
  In excess of net investment income           ---       ---          ---
  From net realized gains               (3,224,772)  (16,691)  (3,208,081)
  In excess of net realized gains         (347,380)  (44,469)    (302,911)

  Net decrease in net assets resulting
   from dividends and distributions     (3,655,484)  (63,130)  (3,592,354)

 CAPITAL TRANSACTIONS:
  Issued                                12,993,531   621,513   12,372,018
  Reinvested                             3,646,140    63,034    3,583,106
  Redeemed                              (7,730,764) (103,955)  (7,626,809)

 Net increase (decrease) in net assets
  resulting from capital share
  transactions                           8,908,907   580,592    8,328,315

 TOTAL INCREASE IN NET ASSETS            7,651,998   565,976    7,086,022

 NET ASSETS - Beginning of period       15,040,281    58,746   14,981,535

 NET ASSETS - End of period            $22,692,279  $624,722  $22,067,557


 SHARE TRANSACTIONS:
  Issued                                   870,788    49,320      821,468
  Reinvested                               278,268     5,411      272,857
  Redeemed                                (520,515)   (8,998)    (511,517)

 Change in shares                          628,541    45,733      582,808

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND DECEMBER 31, 1999


UTILITY GROWTH FUND                         For the year ended December 31, 2000

                                                  Total      Class A    Class C
Increase (Decrease) in Net Assets
Operations
    Net investment income (loss)                 $53,374     $32,027    $21,347
    Net realized gain (loss) from investments
       and futures contracts                     344,568     165,718    178,850
    Net change in unrealized appreciation
       (depreciation) of investments             572,946     278,569    294,377
Net increase in net assets resulting from
  operations                                     970,888     476,314    494,574
Dividends and Distributions to Shareholders
from
    Net investment income                        (50,907)    (29,558)   (21,349)
    In excess of net investment income            (2,410)          0     (2,410)
    Net realized gain from investments and
       futures contracts                        (762,297)   (389,842)  (372,455)
    In excess of net realized gain from
       investments and futures contracts         (52,275)          0    (52,275)
Net decrease in net assets resulting from
  dividends and distributions                   (867,889)   (419,400)  (448,489)
Capital Transactions
    Issued                                     2,255,486     872,010  1,383,476
    Reinvested                                   857,958     411,079    446,879
    Redeemed                                  (1,003,858)   (338,252)  (665,606)
Net increase (decrease) in net assets
  resulting from capital transactions          2,109,586     944,837  1,164,749

Total Increase (Decrease) in Net Assets        2,212,585   1,001,751  1,210,834

Net Assets - Beginning of Period               4,238,145   2,081,748  2,156,397

Net Assets - End of Period                    $6,450,730  $3,083,499 $3,367,231

Share Transactions
    Issued                                       108,430      41,328     67,102
    Reinvested                                    43,579      20,680     22,899
    Redeemed                                     (48,499)    (16,099)   (32,400)
Change in shares                                 103,510      45,909     57,601


UTILITY GROWTH FUND                      For the year ended December 31, 1999

                                           TOTAL      CLASS A     CLASS C

 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income (loss)             $44,608     $25,965     $18,643
  Net realized gains from investment and
   futures contract transactions         1,032,830     476,568     556,262
  Net change in unrealized appreciation
   of investments                         (459,097)   (184,055)   (275,042)

 Net increase in net assets
  resulting from operations                618,341     318,478     299,863

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income               (44,608)    (25,965)    (18,643)
  In excess of net investment income          (966)       (966)        ---
  From net realized gains                 (593,913)   (213,464)   (380,449)
  In excess of net realized gains              ---         ---         ---

  Net decrease in net assets resulting
   from dividends and distributions       (639,487)   (240,395)   (399,092)

 CAPITAL TRANSACTIONS:
  Issued                                 4,161,745     727,872   3,433,873
  Reinvested                               625,059     226,485     398,574
  Redeemed                              (3,376,965)   (500,964) (2,876,001)

 Net increase (decrease) in net assets
  resulting from capital share
  transactions                           1,409,839     453,393     956,446

 TOTAL INCREASE IN NET ASSETS            1,388,693     531,476     857,217

 NET ASSETS - Beginning of period        2,849,452   1,550,272   1,299,180

 NET ASSETS - End of period             $4,238,145  $2,081,748  $2,156,397


 SHARE TRANSACTIONS:
  Issued                                   196,019      35,483     160,536
  Reinvested                                32,155      11,528      20,627
  Redeemed                                (166,022)    (24,885)   (141,137)

 Change in shares                           62,152      22,126      40,026

See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2000 AND DECEMBER 31, 1999

CORE EQUITY FUND                           For the year ended December 31, 2000

                                                  Total      Class A    Class C
Increase (Decrease) in Net Assets
Operations
    Net investment income (loss)                ($66,665)   ($29,467)  ($37,198)
    Net realized gain (loss) from investments
       and futures contracts                     762,709     439,959    322,750
    Net change in unrealized appreciati       (2,243,090) (1,305,994)  (937,096)
Net increase in net assets resulting from
  operations                                  (1,547,046)   (895,502)  (651,544)
Dividends and Distributions to Shareholders
from
    Net investment income                              0           0          0
    In excess of net investment income                 0           0          0
    Net realized gain from investments and
       futures contracts                        (105,449)          0   (105,449)
    In excess of net realized gain from
       investments and futures contracts        (146,021)   (146,021)         0
Net decrease in net assets resulting from
  dividends and distributions                   (251,470)   (146,021)  (105,449)
Capital Transactions
    Issued                                     8,743,058   4,136,041  4,607,017
    Reinvested                                   246,620     145,838    100,782
    Redeemed                                  (6,856,580) (2,966,374)(3,890,206)
Net increase (decrease) in net assets
  resulting from capital transactions          2,133,098   1,315,505    817,593

Total Increase (Decrease) in Net Assets          334,582     273,982     60,600

Net Assets - Beginning of Period              12,619,145   7,113,091  5,506,054

Net Assets - End of Period                   $12,953,727  $7,387,073 $5,566,654

Share Transactions
    Issued                                       484,891     227,244    257,647
    Reinvested                                    15,264       9,008      6,256
    Redeemed                                    (385,651)   (167,042)  (218,609)
Change in shares                                 114,504      69,210     45,294


CORE EQUITY FUND                        For the year ended December 31, 1999

                                           TOTAL     CLASS A     CLASS C
 INCREASE (DECREASE) IN NET ASSETS:

 OPERATIONS:
  Net investment income (loss)            ($32,997)  ($16,936)   ($16,061)
  Net realized gains from investment and
   futures contract transactions            56,172    173,049    (116,877)
  Net change in unrealized appreciation
   of investments                        1,925,520  1,119,695     805,825

 Net increase in net assets
  resulting from operations              1,948,695  1,275,808     672,887

 DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
  From net investment income                   ---        ---         ---
  In excess of net investment income           ---        ---         ---
  From net realized gains                 (100,611)  (100,611)        ---
  In excess of net realized gains          (87,247)       ---     (87,247)

  Net decrease in net assets resulting
   from dividends and distributions       (187,858)  (100,611)    (87,247)

 CAPITAL TRANSACTIONS:
  Issued                                13,859,799  5,554,357   8,305,442
  Reinvested                               185,510     99,657      85,853
  Redeemed                              (11,027,500)(5,090,750)(5,936,750)

 Net increase (decrease) in net assets
  resulting from capital share
  transactions                           3,017,809    563,264   2,454,545

 TOTAL INCREASE IN NET ASSETS            4,778,646  1,738,461   3,040,185

 NET ASSETS - Beginning of period        7,840,499  5,374,630   2,465,869

 NET ASSETS - End of period            $12,619,145 $7,113,091  $5,506,054


 SHARE TRANSACTIONS:
  Issued                                   822,113    333,876     488,237
  Reinvested                                10,559      5,668       4,891
  Redeemed                                (653,451)  (301,269)   (352,182)

 Change in shares                          179,221     38,275     140,946

 See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000 AND YEAR ENDED DECEMBER 31, 1999


INTERNATIONAL EQUITY FUND

                                                                     For the year      For the year
                                                                         ended              ended
                                                                   December 31, 2000  December 31, 1999
Increase (Decrease) in Net Assets
Operations
         Net investment income (loss)                                    ($96,087)         ($54,164)
         Net realized gain from investments and futures contracts       1,717,373         2,041,862
         Net change in unrealized appreciation (depreciation)
            of investments                                             (4,896,918)        3,448,137
Net increase (decrease) in net assets resulting from operations        (3,275,632)        5,435,835
Dividends and Distributions to Shareholders from
         In excess of net investment income                                (4,484)               --
         Net realized gain from investments and futures contracts      (2,164,287)       (1,691,362)
         In excess of realized gain from investments and futures
            contracts                                                     (35,803)               --
         Tax return of capital                                            (81,281)               --
Net decrease in net assets resulting from dividends and distributions  (2,285,855)       (1,691,362)
Capital Transactions
         Issued                                                         4,337,756         1,527,830
         Reinvested                                                     2,304,281         1,622,117
         Redeemed                                                      (3,362,497)       (1,693,662)
Net increase in net assets resulting from capital transactions          3,279,540         1,456,285

Total Increase in Net Assets                                           (2,281,947)        5,200,758

Net Assets - Beginning of Period                                       23,474,126        18,273,368

Net Assets - End of Period                                            $21,192,179       $23,474,126

Share Transactions
         Issued                                                           266,835            99,602
         Reinvested                                                       173,678            99,846
         Redeemed                                                        (215,846)         (111,391)
Change in shares                                                          224,667            88,057

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
TACTICAL ASSET ALLOCATION FUND

                                             Year               Year               Year              Year              Year
                                            ended              ended              ended             ended             ended
                                        Dec. 31, 2000      Dec. 31, 1999      Dec. 31, 1998     Dec. 31, 1997     Dec. 31, 1996

                                      Class A   Class C   Class A  Class C  Class A  Class C  Class A  Class C  Class A*    Class C
                                      -------   -------   -------  -------  -------  -------  -------  -------  --------    -------
Net Asset Value, Beginning of Period  $12.50    $14.15     $13.87   $15.33   $11.07   $12.25   $12.56   $13.52   $12.50      $13.26

Income from Investment Operations
    Net investment income (loss)        0.27 **   0.30 **    0.06     0.06     0.05     0.05     0.40     0.14     0.14        0.10
    Net gains (losses) on securities   (2.35)    (2.72)      1.80     1.99     3.07     3.38     1.78     2.26     0.55        0.57
Total from Investment Operations       (2.08)    (2.42)      1.86     2.05     3.12     3.43     2.18     2.40     0.69        0.67

Less Dividends and Distributions
    From net investment income         (0.37)    (0.27)     (0.06)   (0.06)   (0.05)   (0.05)   (0.40)   (0.14)   (0.14)      (0.10)
    From net capital gains              0.00      0.00      (0.87)   (2.90)   (0.27)   (0.30)   (2.93)   (3.17)   (0.49)      (0.31)
    In excess of net realized gains     0.00      0.00      (2.30)   (0.27)    0.00     0.00    (0.34)   (0.36)    0.00        0.00
Total Dividends and Distributions      (0.37)    (0.27)     (3.23)   (3.23)   (0.32)   (0.35)   (3.67)   (3.67)   (0.63)      (0.41)

Net Asset Value, End of Period        $10.05    $11.46     $12.50   $14.15   $13.87   $15.33   $11.07   $12.25   $12.56      $13.52

Total Return (excludes sales and
  redemption charges                  (16.90%)  (17.24%)    15.62%   15.33%   28.38%   28.13%   17.29%   17.71%    5.51%(4)    5.07%

Ratios/Supplemental Data
    Net assets, end of period ($000)    $376    $9,872       $625  $22,068      $59  $14,982      $36  $14,501     $137     $13,943
    Ratio of expenses to average net
      assets                            1.75%     2.14%      1.77%    2.13%    2.00%    2.10%    2.00%    2.10%    1.73%(3)    2.00%
    Ratio of net investment income
      (loss) to average net assets      2.39%     2.00%      1.02%    0.45%    0.45%    0.39%    0.99%    0.86%    2.60%(3)    0.75%
    Ratio of expenses to average net
      assets before waiver of fees(2)   2.34%     2.16%      3.66%    2.24%   10.38%    2.48%    6.16%    2.50%    5.23%(3)    2.40%
    Portfolio turnover rate(1)        405.88%   405.88%    787.66%  787.66%  128.31%  128.31%  395.42%  395.42%  297.41%(4)  297.41%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes fees waived in corresponding portfolio.
(3) Annualized.
(4) Not annualized.
*  August 1, 1996 (date of commencement of operations) to December 31, 1996.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
UTILITY GROWTH FUND

                                               Year               Year              Year              Year              Year
                                              ended              ended             ended             ended             ended
                                          Dec. 31, 2000      Dec. 31, 1999     Dec. 31, 1998     Dec. 31, 1997     Dec. 31, 1996

                                        Class A  Class C   Class A  Class C  Class A  Class C  Class A  Class C  Class A  Class C
                                        -------  -------   -------  -------  -------  -------  -------  -------  -------  -------
Net Asset Value, Beginning of Period    $19.73    $19.47    $18.59   $18.38   $17.37   $17.17   $15.09   $14.91   $14.26   $14.27

Income from Investment Operations
    Net investment income                 0.27      0.17      0.29     0.20     0.23     0.16     0.22     0.19     0.29     0.26
    Net gains on securities (both
      realized and unrealized)            3.63      3.56      3.44     3.38     1.20     1.21     4.03     3.99     1.48     1.49
Total from Investment Operations          3.90      3.73      3.73     3.58     1.43     1.37     4.25     4.18     1.77     1.75

Less Dividends and Distributions
    From net investment income           (0.25)    (0.16)    (0.29)   (0.20)   (0.21)   (0.16)   (0.22)   (0.19)   (0.29)   (0.26)
    In excess of net investment income    0.00     (0.02)     0.00     0.00     0.00     0.00     0.00     0.00     0.00     0.00
    From net capital gains               (3.02)    (2.65)    (0.01)    0.00     0.00     0.00     0.00     0.00     0.00     0.00
    In excess of net realized gains       0.00     (0.37)    (2.29)   (2.29)    0.00     0.00    (1.75)   (1.73)   (0.65)   (0.85)
Total Dividends and Distributions        (3.27)    (3.20)    (2.59)   (2.49)   (0.21)   (0.16)   (1.97)   (1.92)   (0.94)   (1.11)

Net Asset Value, End of Period          $20.36    $20.00    $19.73   $19.47   $18.59   $18.38   $17.37   $17.17   $15.09   $14.91

Total Return (excludes sales and
  redemption charges)                    20.37%    19.72%    20.34%   19.72%    8.34%    8.08%   28.41%   28.25%   12.61%   12.45%

Ratios/Supplemental Data
    Net assets, end of period ($000)     $3,083    $3,367    $2,082   $2,156   $1,550   $1,299   $1,285   $1,283   $1,377   $1,515
    Ratio of expenses to average net
      assets                              1.75%     2.25%     1.82%    2.25%    2.00%    2.25%    2.00%    2.25%    1.75%    2.00%
    Ratio of net investment income to
      average net assets                  1.28%     0.79%     1.47%    0.97%    1.20%    0.93%    1.36%    1.21%    2.03%    1.85%
    Ratio of expenses to average net
      assets before waiver of fees(2)     2.83%     3.30%     2.89%    3.37%    3.82%    4.33%    4.07%    4.56%    4.37%    4.65%
    Portfolio turnover rate(1)           37.07%    37.07%    69.20%   69.20%   51.36%   51.36%   41.22%   41.22%   50.79%   50.79%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes fees waived in corresponding portfolio.


See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
CORE EQUITY FUND

                                                 Year                  Year              Year          Period from
                                                ended                 ended             ended        July 31, 1997* to
                                            Dec. 31, 2000         Dec. 31, 1999     Dec. 31, 1998      Dec. 31, 1997

                                          Class A    Class C    Class A  Class C  Class A  Class C  Class A     Class C
                                          -------    -------    -------  -------  -------  -------  -------     -------
Net Asset Value, Beginning of Period       $18.28     $18.24     $15.32   $15.32   $12.67   $12.66   $12.50      $12.50

Income from Investment Operations
    Net investment income (loss)            (0.06)     (0.11)     (0.04)   (0.05)    0.00    (0.01)    0.01       (0.01)
    Net gains (losses) on securities
      (both realized and unrealized)        (1.78)     (1.77)      3.27     3.24     2.88     2.90     0.24        0.24
Total from Investment Operations            (1.84)     (1.88)      3.23     3.19     2.88     2.89     0.25        0.23

Less Dividends and Distributions
    From net investment income               0.00       0.00       0.00     0.00     0.00     0.00    (0.01)       0.00
    From net capital gains                   0.00      (0.32)     (0.27)    0.00    (0.23)   (0.23)   (0.05)      (0.05)
    In excess of net realized gains         (0.32)      0.00       0.00    (0.27)    0.00     0.00    (0.02)      (0.02)
Total Dividends and Distributions           (0.32)     (0.32)     (0.27)   (0.27)   (0.23)   (0.23)   (0.08)      (0.07)

Net Asset Value, End of Period             $16.12     $16.04     $18.28   $18.24   $15.32   $15.32   $12.67      $12.66

Total Return (excludes sales and
  redemption charges)                      (10.07%)   (10.31%)    21.16%   20.90%   22.78%   22.85%    2.00%(4)    1.88%(4)

Ratios/Supplemental Data
    Net assets, end of period ($000)        $7,387     $5,567     $7,113   $5,506   $5,375   $2,466     $245         $80
    Ratio of expenses to average net
       assets                                1.75%      2.00%      1.77%    1.99%    1.80%    1.97%    2.00%(3)    2.25%(3)
    Ratio of net investment income
       (loss) to average net assets         -0.36%     -0.61%     -0.23%   -0.46%    0.09%   -0.11%    0.10%(3)   -0.13%(3)
    Ratio of expenses to average net
       assets before waiver of fees(2)       1.93%      2.44%      2.02%    2.55%    3.13%    3.85%    9.50%(3)   16.58%(3)
    Portfolio turnover rate(1)              58.03%     58.03%     51.22%   51.22%   79.98%   79.98%  129.79%     129.79%

(1) Represents turnover rate of corresponding portfolio.
(2) Ratio includes fees waived in corresponding portfolio.
(3) Annualized.
(4) Not annualized.
*  Date of commencement of operations.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
INTERNATIONAL EQUITY FUND

                                                  Year               Year             Year           Period from
                                                 ended              ended            ended            9/2/97* to
                                                12/31/00           12/31/99         12/31/98           12/31/97
                                                --------           --------         --------           --------
Net Asset Value, Beginning of Period              $17.37             $14.47           $12.18            $12.50

Income from Investment Operations
         Net investment income (loss)              (0.06)             (0.04)           (0.02)            (0.02)
         Net gains (losses) on securities
           (both realized and unrealized)          (2.26)              4.31             2.43             (0.30)
Total from Investment Operations                   (2.32)              4.27             2.41             (0.32)

Less Dividends and Distributions
         In excess of net investment income         0.00               0.00            (0.04)             0.00
         From net capital gains                    (1.47)             (1.37)           (0.08)             0.00
         In excess of net capital gains            (0.08)              0.00             0.00              0.00
         Tax return of capital                     (0.05)              0.00             0.00              0.00
Total Dividends and Distributions                  (1.60)             (1.37)           (0.12)             0.00

Net Asset Value, End of Period                    $13.45             $17.37           $14.47            $12.18

Total Return (excludes sales and redemption
  charges)                                        (13.37%)            30.07%           19.78%            (2.56%)(2)

Ratios/Supplemental Data
         Net assets, end of period ($000)        $21,192            $23,474          $18,273           $12,190
         Ratio of expenses to average net assets    1.87%              2.00%            2.00%             2.00%(1)
         Ratio of net investment income (loss)
            to average net assets                  -0.41%             -0.28%           -0.18%            -0.43%(1)
         Ratio of expenses to average net assets
            before reimbursement of fees            1.87%              2.37%            2.17%             2.68%(1)
         Portfolio turnover rate                   69.03%             72.52%           86.13%            12.71%

(1) Annualized.
(2) Not annualized.
*  Date of commencement of operations.

See accompanying notes to financial statements.

Meeder Advisor Funds Annual Report
Notes to Financial Statements
December 31, 2000

1.   ORGANIZATION

The Meeder Advisor Funds Trust (formerly the Flex-Partners Trust) (the "Trust") was organized in 1992 and is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Trust offers five series, and it is presently comprised of five separate funds as follows: the Tactical Asset Allocation Fund (formerly the TAA
Fund), the Utility Growth Fund (formerly the BTB Fund), the Core Equity Fund, the International Equity Fund (each a "Fund" and collectively the "Funds") and the Institutional Fund. The financial statements of the Institutional Fund are published separately and are not in this report. Each Fund, except the International Equity Fund, invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Fund, each Portfolio into which the Fund invests and the percentage of each Portfolio owned by the respective Fund is as follows:

                                                        PERCENTAGE OF PORTFOLIO
                                                        OWNED BY FUND AS OF
FUND                            PORTFOLIO               DECEMBER 31, 2000
----                            ---------               -----------------
Tactical Asset Allocation Fund  Mutual Fund Portfolio           10%
Utility Growth Fund             Utilities Stock Portfolio       21%
Core Equity Fund                Growth Stock Portfolio          23%

The investment objective of the International Equity Fund is to seek long-term growth from investing primarily in equity securities of foreign issuers.

The financial statements of the Portfolios, including the Portfolios of Investments, are included elsewhere in this report and should be read in conjunction with the financial statements of each respective Fund. The financial statements of the Institutional Fund are separately reported.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

VALUATION OF INVESTMENTS

Each Fund, except the International Equity Fund, values its investment in the corresponding Portfolio at fair value. Valuation of securities held by each Portfolio is further described at Note 2 of the Portfolios' Notes to Financial Statements.

Securities owned by the International Equity Fund are valued at 3:00 pm Eastern time based on the last sales price, or, lacking any sales, at the closing bid prices. These prices are obtained from independent pricing services which use valuation techniques approved by the Board of Trustees. If prices cannot be obtained through independent pricing services, methods of valuation are used that have been approved by the Board of Trustees.

DEFERRED TRUSTEE COMPENSATION

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of The Flex-funds and the Meeder Advisor Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

FOREIGN CURRENCY TRANSLATION

Accounting records of the Funds are maintained in U.S. dollars. The value of securities, other assets and liabilities of the International Equity Fund denominated in foreign currency are translated into U.S. dollars at the current exchange rate. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the exchange rate on the dates of such transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates from those resulting from changes in market prices of securities held.

FORWARD CURRENCY CONTRACTS

The International Equity Fund may enter into forward foreign currency exchange contracts ("forwards") for purposes of hedging against either specific transactions or portfolio positions. Forwards are agreements between two parties to exchange currencies at a set price on a future date. The market value of forwards fluctuates with changes in currency exchange rates. The forward is marked-to-market daily, and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. When the forward is offset by entry into a closing transaction or extinguished by delivery of the currency, the Fund records a realized gain or loss equal to the fluctuation in value during the period the forward was open. Risks may arise upon entering forwards from the potential inability of counterparties to meet the terms of the forwards or from unanticipated fluctuations in the value of the foreign currency relative to the U.S. dollar.

INCOME TAXES

It is each Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income and net capital gains to its shareholders. Therefore, no Federal income tax provision is required.

DISTRIBUTIONS TO SHAREHOLDERS

Dividends to shareholders are recorded on the ex-dividend date. The Tactical Asset Allocation Fund and the Core Equity Fund declare and pay dividends from net investment income on a quarterly basis. The Utility Growth Fund declares and pays dividends from net investment income on a monthly basis. The International Equity Fund declares and pays dividends from net investment income on an annual basis. Each Fund distributes net capital gains, if any, on an annual basis.

Distributions from net investment income and from net capital gains are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to deferrals of certain losses, expiring capital loss carryforwards, differing treatment of unrealized gains and losses of futures contracts held by the Fund's corresponding Portfolio, and differing treatment of gains and losses realized in transactions denominated in foreign currency. Accordingly, timing differences relating to shareholder distributions are reflected in the components of net assets and permanent book and tax differences relating to shareholder distributions have been reclassified to components of net assets.

ORGANIZATIONAL COSTS

The costs related to the organization of each of the four Funds have been deferred and are being amortized by each Fund on a straight-line basis over a five-year period. As of December 31, 2000, organizational costs for the Tactical Asset Allocation Fund and the Utility Growth Fund have been fully amortized.

INVESTMENT INCOME & EXPENSES

The Funds, except International Equity Fund, record daily their proportionate share of the Portfolios' income, expenses, and realized and unrealized gains and losses. In addition, the Funds accrue their own expenses. Expenses incurred by the Trust that do not specifically relate to an individual Fund of the Trust are allocated to the Funds based on each Fund's relative net assets or other appropriate basis. Expenses of each Fund, other than expenses incurred pursuant to the Class A and Class C distribution and shareholder services plans, are allocated to the separate classes based on their relative net assets or other appropriate basis.

SECURITY TRANSACTIONS

The International Equity Fund records purchases and sales of investments on the trade date. The Fund calculates realized gains and losses from sales of investments on the first-in first-out basis. Dividend income is recognized on the ex-dividend date and interest income is recognized as earned.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Meeder Asset Management (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc., Sector Capital Management, L.L.C., and CGU Fund Management serve as subadvisor of the Utilities Stock Portfolio, the Growth Stock Portfolio and the International Equity Fund, respectively. Sub-subadvisers, selected by Sector Capital Management, L.L.C., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, L.L.C. For such services, the International Equity Fund pays MAM monthly fees at the annual rate of 1.00% of the average daily net asset value of the Fund.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as stock transfer, dividend disbursing and shareholder services agent for each Fund. In compensation for such services, each Fund pays MFSCo an annual fee equal to the greater of $15 per active shareholder account or 0.10% of the Fund's average daily net assets. MFSCo is entitled to receive an annual minimum fee of $4,000 for each Fund.

MFSCo provides the Trust with certain administrative services. In compensation for such services, each Fund pays MFSCo an annual fee equal to 0.05% of each Fund's average daily net assets.

MAM has voluntarily agreed to reimburse the Funds for the amount by which annual expenses of each Fund, including expenses allocated from its respective Portfolio (excluding interest, taxes, brokerage fees, and extraordinary expenses), exceed certain limitations. Such reimbursement is limited to the total of fees charged to the Fund by RMA and MFSCo. The limitations currently in place are as follows:

                                          ANNUAL EXPENSE LIMITATION AS A
FUND                                      PERCENTAGE OF AVERAGE DAILY NET ASSETS
----                                      --------------------------------------
Tactical Asset Allocation Fund - Class A                1.75%
Tactical Asset Allocation Fund - Class C                2.15%
Utility Growth Fund - Class A                           1.75%
Utility Growth Fund - Class C                           2.25%
Core Equity Fund - Class A                              1.75%
Core Equity Fund - Class C                              2.00%
International Equity Fund                               2.00%

Certain officers of the Funds and trustees of the Trust and the Portfolios are also officers or directors of MII, MAM and MFSCo.

Pursuant to Rule 12b-1 of the Act, each Fund has adopted two Distribution Plans (the "Plans") with Adviser Dealer Services (the "Distributor"). With the exception of the International Equity Fund, under the provisions of the Plans, each Fund pays the Distributor an annual fee, at a maximum rate of 0.25% and 0.75% of average daily net assets of Class A shares and Class C shares, respectively, to aid in the distribution of Fund shares. Additionally, with the exception of the International Equity Fund, each Fund has adopted two Service Plans with the Distributor. Under the provisions of the Service Plans, each Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets of Class A shares and Class C shares, to reimburse securities dealers for personal services or maintenance of shareholder accounts. The International Equity Fund pays the Distributor an annual fee, at a maximum rate of 0.25% of average daily net assets, for each of the aforementioned Plans.

4.   SECURITIES TRANSACTIONS

For the year ended December 31, 2000, the cost of purchases and proceeds from sales or maturities of long-term investments for the International Equity Fund were $16,285,091 and $15,062,748, respectively. As of December 31, 2000, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax purposes was as follows:

COST BASIS OF     UNREALIZED         UNREALIZED           NET UNREALIZED
INVESTMENTS       APPRECIATION       DEPRECIATION         APPRECIATION
-----------       ------------       ------------         ------------
$20,233,684       $3,070,367         ($2,370,244)         $700,123

5.   FEDERAL TAX INFORMATION (unaudited)

During the year ended December 31, 2000, the Funds declared long-term capital distributions in the following amounts:

Utility Growth Fund                    $664,495
Core Equity Fund                        213,858
International Equity Fund             1,069,940

For Federal income tax purposes, the Tactical Asset Allocation Fund had capital loss carryforwards of $1,902,842 as of December 31, 2000, which are available to offset future capital gains, if any. These carryforwards expire in 2008.

Independent Auditors' Report


To the Shareholders and The Board of Trustees of The Meeder Advisor Funds Trust (formerly The Flex-Partners Trust):

We have audited the accompanying statements of assets and liabilities of the Meeder Advisor Funds Trust (including the Tactical Asset Allocation Fund, Utility Growth Fund, Core Equity Fund and International Equity Fund) (the Funds), including the portfolio of investments for the International Equity Fund, as of December 31, 2000, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned by the International Equity Fund as of December 31, 2000, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds at December 31, 2000, and the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                        KPMG LLP

Columbus, Ohio
February 20, 2001

STATEMENTS OF ASSETS & LIABILITIES
DECEMBER 31, 2000

                                                                    MUTUAL             UTILITIES           GROWTH
                                                                     FUND                STOCK              STOCK
                                                                   PORTFOLIO           PORTFOLIO          PORTFOLIO
                                                                   ---------           ---------          ---------
Assets
    Investments, at market value*                                 $62,092,231         $27,968,351       $54,830,465
    Repurchase agreements, at value                                46,443,000           2,935,000         2,337,000
    Trustee deferred compensation investments, at market value         94,837              16,547            38,344
    Cash                                                                  268                 556               477
    Receivable for securities sold                                          0                   0           172,484
    Receivable for net variation margin on futures contracts          136,050                   0                 0
    Interest and dividend receivable                                   37,680              26,109            44,859
    Prepaid expenses/other assets                                         667                 657               234
Total Assets                                                      108,804,733          30,947,220        57,423,863

Liabilities
    Payable for securities purchased                                        0                   0           103,195
    Payable for net variation margin on futures contracts                   0                   0            18,200
    Payable for Trustee Deferred Compensation Plan                     94,837              16,547            38,344
    Payable to corresponding Fund                                           0                   0                 0
    Payable to investment advisor                                      80,956              23,842            48,207
    Accrued fund accounting fees                                        4,266               2,815             3,603
    Other accrued liabilities                                          22,454              13,609            25,572
Total Liabilities                                                     202,513              56,813           237,121

Total Net Assets                                                 $108,602,220         $30,890,407       $57,186,742

Net Assets
    Capital                                                       107,475,577          25,989,725       $53,239,341
    Net unrealized appreciation of investments                      1,126,643           4,900,682         3,947,401
Total Net Assets                                                 $108,602,220         $30,890,407       $57,186,742
*Securities at cost                                              $107,408,588         $26,002,669       $53,220,064

See accompanying notes to financial statements.

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2000

                                                                        MUTUAL           UTILITIES          GROWTH
                                                                         FUND              STOCK            STOCK
                                                                       PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                                       ---------         ---------        ---------
Investment Income
    Interest                                                           $1,471,893         $53,814           $261,715
    Dividends                                                           4,738,816         595,820            645,428
Total Investment Income                                                 6,210,709         649,634            907,143

Expenses
    Investment advisor                                                  1,168,103         214,073            613,585
    Accounting                                                             51,885          26,404             42,029
    Trustee                                                                52,393          10,102             22,681
    Audit                                                                  13,036          14,040             15,043
    Custodian                                                              15,643           5,113             29,543
    Legal                                                                   2,273           2,273              2,273
    Insurance                                                                 703              29                110
    Other                                                                   7,796           7,796              7,796
Total Expenses                                                          1,311,832         279,830            733,060
Investment advisor fees waived                                                  0               0                  0
Directed brokerage payments received                                            0          (3,109)           (15,082)
Total Net Expenses                                                      1,311,832         276,721            717,978

Net Investment Income (Loss)                                            4,898,877         372,913            189,165

Realized and Unrealized Gain (Loss) from Investments
    Net realized gain (loss) from futures contracts                    (8,885,941)              0           (367,800)
    Net realized gain (loss) from investment transactions
       and distributions of realized gains by other
       investment companies                                            (6,752,117)      1,099,155          6,458,238
    Net change in unrealized appreciation (depreciation)
       of investments                                                 (16,178,338)      2,829,342        (12,741,784)
Net Gain (Loss) on Investments                                        (31,816,396)      3,928,497         (6,651,346)

Net Increase (Decrease) in Net Assets Resulting from Operations      ($26,917,519)     $4,301,410        ($6,462,181)


See accompanying notes to financial statements.

STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED DECEMBER 31, 2000 AND YEAR ENDED DECEMBER 31, 1999


                                                       MUTUAL FUND PORTFOLIO   UTILITIES STOCK PORTFOLIO     GROWTH STOCK PORTFOLIO
                                                       ---------------------   -------------------------     ----------------------
                                                        Year          Year          Year         Year          Year          Year
                                                        ended         ended         ended        ended         ended         ended
                                                      12/31/00      12/31/99      12/31/00     12/31/99      12/31/00      12/31/99
                                                      --------      --------      --------     --------      --------      --------
Increase (Decrease) in Net Assets
Operations
    Net investment income (loss)                     $4,898,877    $2,644,273     $372,913     $289,856      $189,165      $229,647
    Net realized gain (loss) from
       investments and futures contracts            (15,638,058)   27,496,748    1,099,155    3,637,703     6,090,438     5,340,308
    Net change in unrealized appreciation
       (depreciation) of investments                (16,178,338)   (5,909,917)   2,829,342   (1,322,044)  (12,741,784)    6,025,737
Net increase (decrease) in net assets
   resulting from operations                        (26,917,519)   24,231,104    4,301,410    2,605,515    (6,462,181)   11,595,692
Transactions of Investors' Beneficial Interests
    Contributions                                    29,000,906    67,402,736   16,474,250   11,399,891    27,976,752   105,405,498
    Withdrawals                                     (72,022,261)  (53,900,433)  (7,936,346)  (9,173,858)  (29,545,301) (102,951,461)
Net increase (decrease) in net assets resulting
   from transactions of investors' beneficial
   interests                                        (43,021,355)   13,502,303    8,537,904    2,226,033    (1,568,549)    2,454,037

Total Increase (Decrease) in Net Assets             (69,938,874)   37,733,407   12,839,314    4,831,548    (8,030,730)   14,049,729

Net Assets - Beginning of Period                    178,541,094   140,807,687   18,051,093   13,219,545    65,217,472    51,167,743

Net Assets - End of Period                         $108,602,220  $178,541,094  $30,890,407  $18,051,093   $57,186,742   $65,217,472

*  Date of commencement of operations.

See accompanying notes to financial statements.

FINANCIAL HIGHLIGHTS
Ratios/ Supplementary Data


MUTUAL FUND PORTFOLIO                                       Year            Year            Year            Year            Year
                                                           ended           ended           ended           ended           ended
                                                         12/31/00        12/31/99        12/31/98        12/31/97        12/31/96
                                                         --------        --------        --------        --------        --------

Net assets, end of period ($000)                         $108,602        $178,541        $140,808        $144,533        $135,540
Ratio of expenses to average net assets                      0.88%           0.86%           0.91%           0.89%           0.87%
Ratio of net investment income to average net assets         3.28%           1.69%           1.56%           2.08%           1.86%
Portfolio turnover rate                                    405.88%         787.66%         128.31%         395.42%         297.41%



UTILITIES STOCK PORTFOLIO                                   Year           Year            Year            Year            Year
                                                           ended          ended           ended           ended           ended
                                                         12/31/00       12/31/99        12/31/98        12/31/97        12/31/96
                                                         --------       --------        --------        --------        --------

Net assets, end of period ($000)                          $30,890        $18,051         $13,220         $10,670          $7,964
Ratio of expenses to average net assets                      1.29%          1.35%           1.44%           1.60%           1.61%
Ratio of net investment income to average net assets         1.74%          1.94%           1.73%           1.79%           2.24%
Ratio of expenses to average net assets before
   directed brokerage payments                               1.30%          1.35%           1.46%           1.65%           1.66%
Portfolio turnover rate                                     37.07%         69.20%          51.36%          41.22%          50.79%



GROWTH STOCK PORTFOLIO                                      Year           Year            Year            Year            Year
                                                            ended          ended           ended           ended           ended
                                                          12/31/00       12/31/99        12/31/98        12/31/97        12/31/96
                                                          --------       --------        --------        --------        --------

Net assets, end of period ($000)                          $57,187        $65,217         $51,168         $33,394         $24,414
Ratio of expenses to average net assets                      1.10%          1.15%           1.25%           1.34%           1.24%
Ratio of net investment income to average net assets         0.29%          0.39%           0.77%           0.83%           2.33%
Ratio of expenses to average net assets before
   waiver of fees and/or directed brokerage payments         1.12%          1.16%           1.26%           1.34%           1.24%
Portfolio turnover rate                                     58.03%         51.22%          79.98%         129.79%          81.66%


See accompanying notes to financial statements.

Meeder Advisor Funds Annual Report
Notes to Financial Statements
December 31, 2000

1.   ORGANIZATION

Each Fund of the Meeder Advisor Funds Trust (formerly the Flex-Partners Trust) (the "Trust") invests all of its investable assets in a corresponding open-end management investment company (each a "Portfolio" and collectively the "Portfolios") having the same investment objective as the Fund. Each Portfolio is registered under the Investment Company Act of 1940, as amended (the "Act"), as a no-load, open-end management investment company which was organized as a trust under the laws of the State of New York. Each Declaration of Trust permits the Trustees, who are the same for each Portfolio, to issue beneficial interests in each Portfolio.

The investment objective of each Portfolio is as follows:

The Mutual Fund Portfolio seeks growth of capital through investment in the shares of other mutual funds.

The Utilities Stock Portfolio seeks a high level of current income and growth of income by investing primarily in equity securities of domestic and foreign public utility companies; however, it will not invest in electric utilities whose generation of power is derived from nuclear reactors. The Portfolio also seeks capital appreciation, but only when consistent with its primary investment objective.

The Growth Stock Portfolio seeks capital growth by investing in a diversified portfolio of domestic common stocks with greater than average growth characteristics selected primarily from the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500").

The financial statements of the Funds are included elsewhere in this report.

2.   SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America ("GAAP") requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

INVESTMENTS

Securities which are traded on stock exchanges are valued at the last sales price as of the close of business of the New York Stock Exchange on the day of valuation or, lacking any sales, at the closing bid prices. Securities traded over-the-counter are valued at the most recent bid price or yield equivalent as obtained from one or more dealers that make markets in such securities. Mutual funds are valued at the daily redemption value as reported by the underlying fund. The Portfolios obtain prices from independent pricing services which use valuation techniques approved by the Board of Trustees.

Money market securities held in the Portfolios maturing more than sixty days after the valuation date are valued at the last sales price as of the close of business on the day of valuation, or, lacking any sales, at the most recent bid price or yield equivalent as obtained from dealers that make markets in such securities. When such securities are valued within sixty days to maturity, the difference between the valuation existing on the sixty-first day before maturity and maturity value is amortized on a straight-line basis to maturity. Securities maturing within sixty days from their date of acquisition are valued at amortized cost.

REPURCHASE AGREEMENTS

Each Portfolio may engage in repurchase agreement transactions whereby the Portfolio takes possession of an underlying debt instrument subject to an obligation of the seller to repurchase the instrument from the Portfolio and an obligation of the Portfolio to resell the instrument at an agreed upon price and term. At all times, the Portfolio maintains the value of collateral, including accrued interest, at least 100% of the amount of the repurchase agreement, plus accrued interest. If the seller defaults or the fair value of the collateral declines, realization of the collateral by the Portfolios may be delayed or limited.

DEFERRED TRUSTEE COMPENSATION

Under a Deferred Compensation Plan (the "Plan") non-interested Trustees may elect to defer receipt of a portion of their annual compensation. Under the Plan, deferred amounts are invested in the shares of The Flex-funds and the Meeder Advisor Funds. Deferred amounts remain in the Portfolios until distributed in accordance with the Plan.

FUTURES & OPTIONS

Each Portfolio may engage in transactions in financial futures contracts and options contracts in order to manage the risk of unanticipated changes in market values of securities held in the portfolio, or which it intends to purchase. Such transactions may be considered trading activity under GAAP. The expectation is that any gain or loss on such transactions will be substantially offset by any gain or loss on the securities in the underlying portfolio or on those which are being considered for purchase.

To the extent that the Portfolio enters into futures contracts on an index or group of securities the Portfolio exposes itself to an indeterminate liability and will be required to pay or receive a sum of money measured by the change in the market value of the index. Upon entering into a futures contract the Portfolio is required to deposit an initial margin, which is either cash or securities in an amount equal to a certain percentage of the contract value. Subsequently, the variation margin, which is equal to changes in the daily settlement price or last sale price on the exchanges where they trade, is received or paid. The Portfolios record realized gains or losses for the daily variation margin when they are recorded as gains or losses from futures contracts.

Call and put option contracts involve the payment of a premium for the right to purchase or sell an individual security or index aggregate at a specified price until the expiration of the contract. Such transactions expose the Portfolio to the loss of the premium paid if the Portfolio does not sell or exercise the contract prior to the expiration date. In the case of a call option, sufficient cash or money market instruments will be segregated to complete the purchase. Options are valued on the basis of the daily settlement price or last sale on the exchanges where they trade and the changes in value are recorded as an unrealized appreciation or depreciation until closed, exercised or expired.

The Portfolios may write covered call or put options for which premiums received are recorded as liabilities and are subsequently adjusted to current market value of the options written. When written options are closed or exercised, premiums received are offset against the proceeds paid, and the Portfolio records realized gains or losses for the difference. When written options expire, the liability is eliminated, and the Portfolio records realized gains for the entire amount of premiums received.

LETTER OF CREDIT

Each Portfolio has pledged as collateral a U.S. Government security, cash or other high-grade debt security solely for the benefit of ICI Mutual Insurance Co. for the Portfolios' fidelity bond coverage.

INCOME TAXES

The Portfolios will be treated as a partnership for Federal income tax purposes. As such, each investor in the Portfolios will be subject to taxation on its share of the Portfolios' ordinary income and capital gains. It is each Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to it. Therefore, no Federal income tax provision is required.

SECURITIES TRANSACTIONS

The Portfolios record security transactions on the trade date. Gains and losses realized from the sale of securities are determined on the specific identification basis. Dividend income is recognized on the ex-dividend date, and interest income (including amortization of premium and accretion of discount) is recognized as earned.

3.   AGREEMENTS AND TRANSACTIONS WITH AFFILIATES

Meeder Asset Management (formerly R. Meeder & Associates) ("MAM"), a wholly-owned subsidiary of Muirfield Investors, Inc. ("MII"), provides each Portfolio with investment management, research, statistical and advisory services. Under separate Investment Subadvisory Agreements with MAM, Miller/Howard Investments, Inc. and Sector Capital Management, L.L.C. serve as subadvisor of the Utilities Stock Portfolio and Growth Stock Portfolio, respectively. Sub-subadvisors, selected by Sector Capital Management, L.L.C., subject to the review and approval of the Trustees of the Growth Stock Portfolio, are responsible for the selection of individual portfolio securities for the assets of the Portfolio assigned to them by Sector Capital Management, L.L.C.

For such services the Portfolios pay monthly fees based upon the average daily value of each Portfolio's net assets at the following annual rate: 1.00% of average daily net assets up to $50 million, 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.60% of average daily net assets exceeding $100 million. As subadvisor to the Utilities Stock Portfolio, Miller/Howard Investments, Inc. is paid 0.00% of the 1.00% of average daily net assets up to $10 million, 0.40% of the 1.00% of average daily net assets exceeding $10 million up to $50 million, 0.40% of the 0.75% of average daily net assets net assets exceeding $50 million up to $60 million, 0.30% of the 0.75% of average daily net assets exceeding $60 million up to $100 million and 0.25% of the 0.60% of average daily net assets exceeding $100 million. As subadvisor to the Growth Stock Portfolio, Sector Capital Management, L.L.C. is paid 0.30% of the 1.00% of average daily net assets up to $25 million, 0.70% of the 1.00% of average daily net assets exceeding $25 million up to $50 million, 0.40% of the 0.75% of average daily net assets exceeding $50 million up to $100 million and 0.35% of the 0.60% of average daily net assets exceeding $100 million. Sector Capital Management, L.L.C. pays all sub-subadvisors 0.25% on all average net assets.

Mutual Funds Service Co. ("MFSCo"), a wholly-owned subsidiary of MII, serves as accounting services agent for each Portfolio. In compensation for such services, each Portfolio pays MFSCo an annual fee equal to the greater of:

a. 0.15% of the first $10 million of average daily net assets, 0.10% of the next $20 million of average daily net assets, 0.02% of the next $50 million of average daily net assets, and 0.01% in excess of $80 million of average daily net assets,

         or

b.   $7,500.

Certain officers and trustees of the Portfolios are also officers or directors of MII, MAM and MFSCo.

4.   SECURITIES TRANSACTIONS

For the year ended December 31, 2000, the cost of purchases and proceeds from sales or maturities of long-term investments for the Portfolios were as follows:

PORTFOLIO                               PURCHASES               SALES
---------                               ---------               -----
Mutual Fund Portfolio                 $567,352,504           $652,376,648
Utilities Stock Portfolio               13,690,796              7,741,235
Growth Stock Portfolio                  35,619,017             35,242,009

As of December 31, 2000, the aggregate cost basis of investments and unrealized appreciation (depreciation) for Federal income tax purposes was as follows:

                           COST BASIS OF    UNREALIZED      UNREALIZED   NET UNREALIZED
PORTFOLIO                   INVESTMENTS    APPRECIATION    DEPRECIATION   APPRECIATION
---------                   -----------    ------------    ------------   ------------
Mutual Fund Portfolio       $107,601,927    $2,045,786      ($1,112,482)     $933,304
Utilities Stock Portfolio     26,045,428     6,727,253       (1,869,330)    4,857,923
Growth Stock Portfolio        53,653,717    12,568,005       (9,054,257)    3,513,748

Independent Auditors' Report


To the Shareholders and The Board of Trustees of the Mutual Fund Portfolio, Utilities Stock Portfolio and Growth Stock Portfolio:

We have audited the accompanying statements of assets and liabilities of the Mutual Fund Portfolio, Utilities Stock Portfolio and Growth Stock Portfolio (the Portfolios), including the portfolios of investments, as of December 31, 2000, and the related statements of operations, statements of changes in net assets and the financial highlights for each of the periods indicated herein. These financial statements and the financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 2000, by confirmation with the custodian, correspondence with brokers and other appropriate audit procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Mutual Fund Portfolio, Utilities Stock Portfolio and Growth Stock Portfolio at December 31, 2000, the results of their operations, the changes in their net assets and the financial highlights for each of the periods indicated herein, in conformity with accounting principles generally accepted in the United States of America.

                                                                KPMG LLP

Columbus, Ohio
February 20, 2001

                     MANAGER AND INVESTMENT ADVISER
                     Meeder Asset Management
                     6000 Memorial Drive
                     P.O. Box 7177
                     Dublin, Ohio 43017

                     SUBADVISER/THE UTILITIES STOCK PORTFOLIO
                     Miller/Howard Investments, Inc.
                     141 Upper Byrdcliffe Road, P.O. Box 549
                     Woodstock, New York 12498

                     SUBADVISER/THE GROWTH STOCK PORTFOLIO
                     Sector Capital Management L.L.C.
                     5350 Poplar Avenue, Suite 490
                     Memphis, Tennesse 38119

                     BOARD OF TRUSTEES
                     Milton S. Bartholomew
                     Dr. Roger D. Blackwell
                     James Didion
                     Charles Donabedian
                     Robert S. Meeder, Sr.
                     Robert S. Meeder, Jr.
                     Jack Nicklaus II
                     Walter L. Ogle
                     Philip A. Voelker

                     CUSTODIAN
                     Firstar Bank, N.A. Cincinnati
                     Cincinnati, Ohio 45201

                     TRANSFER AGENT DIVIDEND DISBURSING AGENT
                     Mutual Funds Service Co.
                     6000 Memorial Drive
                     Dublin, Ohio 43017

                     AUDITORS
                     KPMG LLP
                     Columbus, Ohio 43215